Exhibit 10.27

                           COMMUNITY BANK SYSTEM, INC.

                                  PENSION PLAN

Amended and Restated as of January 1, 2004

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                                    Article I

                           HISTORY AND PURPOSE OF PLAN

      1.1 History. Community Bank System, Inc. established the Community Bank System, Inc. Pension Plan ("Plan"), effective as of July 1, 1976, for the benefit of covered employees and their beneficiaries. The Plan has been amended and restated a number of times since 1976, the most recent amendment and restatement being effective as of January 1, 2001. This document amends and restates the Plan in its entirety, effective as of January 1, 2004, except to the extent a different effective date is specified for certain provisions. This amended and restated Plan document incorporates a "cash balance" design. The Plan shall at all times be considered a defined benefit pension plan for purposes of Code ss.ss.401(a), 411, 412 and 417.

      1.2 Purpose. The purpose of the Plan is to provide retirement and certain survivor benefits for the Participants and their Beneficiaries. To provide such benefits, the Employer shall make contributions to the Plan as provided herein.

      1.3 Application of Restated Plan. Unless expressly stated otherwise herein, the amount of Accrued Benefit and the rate of accrual of benefits for Participants (or their Beneficiaries) who have terminated employment, or whose benefits are in pay status, as of the Restatement Effective Date shall be determined under the terms of the predecessor(s) to this Plan in effect during his employment or at his termination date and not under the Plan as restated by this document.

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                                   Article II

                                   DEFINITIONS

      As used in this Plan, the following terms shall have the following meanings, unless a different meaning is stated and clearly indicated by the context:

      2.1 "Account" means the account established and maintained for a Participant who is entitled to benefits pursuant to Paragraph 5.3. The Administrator may establish one or more sub-Accounts as may be necessary to administer the Plan. A Participant's Account shall include all such sub-Accounts.

      2.2 "Accrual Computation Period" shall mean a Plan Year.

      2.3 "Accrued Benefit" means the amount of retirement benefit earned by a Participant hereunder, and payable during the life of the Participant, expressed in the form of an annual benefit commencing at the Participant's Normal Retirement Date. A Participant's Accrued Benefit under the Traditional Formula (if applicable) as of any Valuation Date shall be determined in accordance with Paragraph 5.2, based on his credited Years of Creditable Service and his Average Annual Compensation, both determined as of such Valuation Date. A Participant's Accrued Benefit under the Cash Balance Formula (if applicable) as of any Valuation Date shall be the Actuarial Equivalent of the Participant's Account balance determined in accordance with Paragraph 5.3; provided that, for Valuation Dates that occur prior to the Participant's Normal Retirement Date, such Actuarial Equivalent shall be determined by projecting the value of the Participant's Account balance to the Participant's Normal Retirement Age, using the Interest Rate described in subparagraph 2.4(c)(1), and then converting such projected Account balance to a single life annuity payable to the Participant commencing at the Participant's Normal Retirement Date; provided further that such Actuarial Equivalent (when expressed as a single lump sum) shall not be less than the Participant's Account balance as of the applicable Valuation Date.

      2.4 "Actuarial Equivalent".

            (a) An Actuarial Equivalent benefit shall mean a form of benefit differing in time, period or manner of payment from a specific benefit under the Plan, but having the same present value as such specific benefit.

            (b) Except as otherwise provided in subparagraphs (c) and (d) below, an Actuarial Equivalent benefit shall be determined by using the following assumptions:

                  Interest Rate - 6% pre-retirement
                                  6% post-retirement

                  Mortality -     pre-retirement: 1984 Unisex Table
                                  post-retirement: 1984 Unisex Table


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            (c) Effective for Plan Years beginning on or after January 1, 1995, the following assumptions shall be used to compute a lump-sum Actuarial Equivalent benefit:

                  (1) Interest Rate - an interest rate that is the annual interest rate announced by the Commissioner of Internal Revenue on 30-year U.S. Treasury securities (A) for the first full calendar month immediately preceding the Plan Year of distribution, with respect to distributions prior to January 1, 2005, and (B) the second full calendar month immediately preceding the Plan Year of distribution, with respect to distributions after December 31, 2004 (provided that distributions during 2005 will be based on the interest rate in (A) or (B) that produces the greatest benefit), which rate shall be constant during that entire Plan Year; and

                  (2) Mortality - mortality assumptions under the prevailing commissioners' standard table as described in Code ss.807(d)(5)(A) used to determine reserves for group annuity contracts issued on the date as of which the determination of present value is being made.

Notwithstanding the foregoing provisions of this subparagraph (c), a Participant's lump sum Actuarial Equivalent benefit shall in no event be less than the present value of the Participant's Vested Accrued Benefit earned as of December 31, 1994, computed by taking into account the Participant's age at the Annuity Starting Date and by using the actuarial assumptions set out in subparagraph (b) above.

            (d) In the event this paragraph is amended so as to affect benefits protected under Code ss.411(d)(6), the Actuarial Equivalent benefit on or after the date of change shall be the greater of:

                  (1) the Actuarial Equivalent benefit as of the date of change computed under the Plan provisions in effect immediately prior to such change; or

                  (2) the Actuarial Equivalent benefit computed under the Plan provisions in effect immediately after such change.

      2.5 "Administrator" or "Plan Administrator" shall mean the person or entity that administers the Plan, as further described in Article XIII.

      2.6 "Affiliated Company" shall mean any corporation which is a member of a controlled group of corporations (as defined in Code ss. 1563(a), determined without regard to ss.ss.1563(a)(4) and (e)(3)(C), except that, with respect to the limitations on Annual Additions in Article VIII, "50%" shall be substituted for "80%" wherever such percentage appears in Code ss.1563(a)(1)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code ss.414(c)) with the Employer; any affiliated service group (as defined in Code ss.414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code ss.414(o).

      2.7 "Age" shall mean age as of the nearest birthday.


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      2.8 "Anniversary Date" means the first day of the Plan Year.

      2.9 "Annuity Starting Date" shall mean (i) the first day of the first period for which an amount is paid as an annuity (whether by reason of retirement or disability) or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the recipient to such benefit.

      2.10 "Average Annual Compensation" shall mean the average of a Participant's annual Compensation for the 5 consecutive Years of Participation which produce the highest average. If he has less than 5 Years of Participation as of his termination date, the average shall be determined by averaging the annual Compensation received during the Participant's entire Service with the Employer.

      2.11 "Beneficiary" shall mean the person(s) or entity(s) designated by a Participant, or otherwise designated as such under the provisions of this Plan, to receive benefits hereunder following the Participant's death.

      2.12 "Break in Service" shall mean, for purposes of eligibility, the failure of an Employee to complete more than 500 Hours of Service during any Eligibility Computation Period, and for purposes of benefit accrual and vesting, the failure of a Participant to complete more than 500 Hours of Service during any Plan Year. The term "One-Year Break in Service" shall mean any such Break in Service. An Employee shall not incur a Break in Service for the Plan Year in which he becomes a Participant, dies or retires.

      2.13 "Cash Balance Formula" means the cash balance formula, including minimum and supplemental amounts, used to determine a Participant's Accrued Benefit pursuant to Paragraph 5.3.

      2.14 "Code" means the Internal Revenue Code of 1986, as amended from time to time, any regulations thereunder, and any rulings issued by the Internal Revenue Service. Reference to any Code Section shall include any successor provision thereto.

      2.15 "Compensation".

            (a) "Compensation" shall mean the amount reportable by the Employer on IRS Form W-2 for wages as defined in Code ss.3401(a) and other amounts pursuant to Code ss.ss.6041(d) and 6051(a)(3), for the calendar year ending in the Plan Year. Compensation shall include all of the Participant's elective deferrals as defined in Code ss.402(g), amounts withheld from the Participant's pay which are not includable in the Participant's gross income under Code ss.ss.125, 402(e)(3), 402(h)(1)(B), 403(b), or 132(f)(4), amounts deferred under a Code ss.457 plan, and amounts treated as employer contributions under Code ss.414(h)(2). Compensation, however, shall not include income attributable to the grant or exercise of stock options, the vesting of restricted stock, the sale of stock, or any other income attributable to the acquisition or disposition of stock or rights related to stock.


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            (b) For purposes of Article VIII, Compensation shall be measured in relation to the Limitation Year and adjusted in accordance with Treasury Regs. ss.ss.1.415-2(d)(2) and (3), if required thereunder. In the case of an employee of two or more Affiliated Companies, his Compensation from all such Affiliated Companies while so affiliated shall be aggregated.

            (c) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee shall not exceed $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code ss.401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period not exceeding 12 months over which compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

            If Compensation for any prior Determination Period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the OBRA `93 Annual Compensation Limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA `93 Annual Compensation Limit is $150,000.

            Effective for Plan Years beginning after December 31, 1996, and notwithstanding anything in this Plan to the contrary, an Employee who is a Family Member of a Highly Compensated Employee shall be considered a separate Employee and shall not be aggregated with the Highly Compensated Employee for purposes of determining the Compensation of the Employee or the Compensation of the Highly Compensated Employee for any purposes under this Plan.

            (d) Increase in Compensation Limit. The annual compensation of each participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001 shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B). Annual compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the Determination Period). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, compensation for any prior Determination Period shall not exceed the limit in effect pursuant to Code ss.401(a)(17) for such prior Determination Period. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the Determination Period that begins with or within such calendar year.

      2.16 "Cost of Living Factor" shall mean the cost of living adjustment prescribed by the Secretary of the Treasury under Code ss.415(d).

      2.17 "Defined Benefit Plan" shall mean a Retirement Plan other than a Defined Contribution Plan.


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      2.18 "Defined Benefit Plan Fraction" shall mean a fraction, the numerator of which is the sum of the Participant's projected annual benefit (calculated in accordance with Treasury regulations) under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 125% of the dollar limitation in effect for the Limitation Year under Code ss.415(b)(1) and (d) or (ii) 140% of the Participant's average compensation for the 3 consecutive Years of Service that produces the highest average, including any adjustments under Code ss.415(b).

            Notwithstanding the preceding, if the Participant participated as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied Code ss.415 limits at the end of the 1986 Limitation Year.

            For purposes of the preceding calculation, a Participant's "projected annual benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

            (a) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and

            (b) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

      For limitation years beginning on or after December 31, 1986 the denominator of the defined benefit fraction shall be determined using the dollar limitation under Code ss.415 as amended by the Tax Reform Act of 1986, even if the Plan terminated in a prior limitation year.

      2.19 "Defined Contribution Plan" shall mean a Retirement Plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to such participant's account.

      2.20 "Defined Contribution Plan Fraction" shall mean a fraction, the numerator of which is the Annual Additions to the Participant's Account under the Employer's Defined Contribution Plans currently or formerly maintained by the Employer for the current and all prior Limitation Years, including Annual Additions attributable to the Participant's nondeductible contributions to the Employer's Defined Benefit Plans and Annual Additions attributable to all welfare benefit funds (defined in Code ss.419(e)) and individual medical accounts (defined in Code ss.415(1)(2)), and the denominator of which is the sum of the lesser of the following


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amounts determined for such year and each prior year of the Participant's
Service with the Employer: (i) 125% times the dollar limitation in effect under Code ss.415(c)(1)(A) for the pertinent year, or (ii) 140% times the amount that could be contributed under the percentage limitation of Code ss.415(c)(1)(B) for the Participant.

            If the Employee was a participant in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted in accordance with Code ss.4l5 if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over
1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5,1986, but using the Code ss.415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

      2.21 "Determination Date" shall mean with respect to the first Plan Year of the Plan, the last day of that Plan Year, and with respect to any subsequent Plan Year, the last day of the preceding Plan Year.

      2.22 "Disabled" Participant shall mean one whose physical and/or mental incapacity, disability or illness qualifies him for benefits under the Employer's long-term disability insurance program or, in the absence of such program, which qualifies the Participant for disability benefits under Title II of the Social Security Act. The Administrator may require a Participant to submit to a physician examination to make such determination.

      2.23 "Early Retirement Age" of a Participant shall mean (i) the date the Participant attains age 55 and completes 10 Years of Vesting Service, as defined in Paragraph 7.2 below, or (ii) the date he attains the earliest age when Social Security benefits may be paid and completes 5 Years of Vesting Service.

      2.24 "Early Retirement Date" shall mean the first day of the month following the date the Participant attains his Early Retirement Age.

      2.25 "Effective Date of the Restatement" or "Restatement Effective Date" shall mean January 1, 2004. The "Effective Date" of the Plan shall mean July 1, 1976.

      2.26 "Eligibility Computation Period" for each Employee shall mean a 12-consecutive month period beginning on the date the Employee first performs an Hour of Service with the Employer and any succeeding Eligibility Computation Period shall mean a Plan Year beginning with the Plan Year immediately following the Plan Year within which the Employee first performed an Hour of Service. In the case of an Employee who has a Break in Service where Service prior to such Break in Service is disregarded pursuant to Paragraph 3.4, the Eligibility Computation Period shall be determined pursuant to this paragraph beginning on the date the Employee first completes an Hour of Service with the Employer immediately following such Break in Service.


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      2.27 "Employee" shall mean any person who is employed by the Employer and treated by the Employer for payroll and employment tax purposes as a common law employee. For all purposes under this Plan, no independent contractor or any other individual treated by the Employer for payroll and employment tax purposes as a non-employee shall be considered an Employee, even if reclassified by a court or regulatory agency as an employee of the Employer.

      2.28 "Employer" shall mean Community Bank System, Inc. and any Participating Employer.

      2.29 "Entry Date" shall mean January 1, April 1, July 1, and October 1.

      2.30 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder. References to any ERISA section shall include any successor provision thereto.

      2.31 "Fiscal Year" means the 12-month period beginning January 1 and ending December 31.

      2.32 "Forfeiture" shall mean that portion of a Participant's Accrued Benefit that is not Vested and which is forfeited pursuant to Article VII.

      2.33 "Highly Compensated Employee" includes Highly Compensated Active Employees and Highly Compensated Former Employees.

            (a) A Highly Compensated Active Employee means any Employee who (i) was a 5% owner (as defined in Code ss.416(i)(1)) of the Employer at any time during the current or the preceding Plan Year, or (ii) for the preceding Plan Year had compensation from the Employer in excess of $80,000 (as adjusted by the Secretary pursuant to Code ss.415(d)).

            (b) A former Employee shall be treated as a Highly Compensated Employee if: (i) the Employee was a Highly Compensated Employee when he separated from Service, or (ii) the Employee was a Highly Compensated Employee at any time after attaining age 55.

            (c) The determination of who is a Highly Compensated Employee will be made in accordance with Code ss.414(q).

            (d) For purposes of this paragraph, the term "compensation" means compensation within the meaning of Code ss.415(c)(3). For Plan Years beginning on or after January 1, 2001, amounts excluded from gross income by reason of Code ss.132(f)(4) shall be added to compensation.

            This definition of a Highly Compensated Employee is effective for Plan Years beginning after December 31, 1996, except that, in determining whether an Employee is a Highly Compensated Employee in 1997, this definition is treated as having been in effect in


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1996, and the family aggregation rules under Code ss.414(q)(6) shall be treated as inapplicable beginning in 1996.

      2.34 "Hour of Service" shall mean:

            (a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer;

            (b) each hour (up to 501 hours for any single continuous period, whether or not occurring in a single computation period) for which an Employee is paid, or entitled to payment, by the Employer during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury or military duty, or leave of absence. Hours under this paragraph shall be calculated and credited pursuant to 29 C.F.R. 2530.200b-2(b) and (c) which are incorporated herein by this reference;

            (c) for purposes other than benefit accrual, each hour (up to the number required to avoid a Break in Service) for which an Employee would otherwise be credited but for an unpaid parental leave beginning after December 31, 1984, or family medical leave in effect on or beginning after February 6, 1995. In any case in which such hours cannot be determined, the Employee shall be credited with 8 Hours of Service per day of such absence. Parental leave shall mean an authorized absence by reason of (i) the Employee's pregnancy, (ii) birth of the Employee's child, (iii) placement of a child with the Employee through adoption, or (iv) caring for the Employee's child immediately following its birth or adoption. Family medical leave shall mean leave authorized under the Family Medical Leave Act of 1993 ("FMLA"). No Hours of Service shall be credited under this subparagraph (c) unless the Employee furnishes to the Administrator such timely information as the Administrator shall require to determine whether an Employee's absence constitutes a parental or family medical leave, and the length of such absence. Hours of Service shall be credited under this subparagraph (c) in the computation period in which the absence begins only if such credited hours would prevent a Break in Service in such period, otherwise in the next succeeding computation period;

            (d) if not credited under the preceding paragraphs, each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made;

            (e) for purposes other than benefit accrual, each hour (up to 501 hours in any Plan Year) during which an Employee performs no duties for the Employer while on an unpaid Leave of Absence. Such hours shall be credited to the Employee only if the additional hours awarded would prevent the Employee from incurring a One-Year Break in Service. Hours under this subparagraph shall be credited on the basis of 40 hours per work week or 8 hours per work day. "Leave of Absence" shall mean any absence authorized by the Employer under the Employer's standard personnel practices, provided that the Employee retires or returns within the


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period of authorized absence. The Employer shall treat all Employees under similar circumstances in a consistent, non-discriminatory manner;

      (f) each hour for which a leased employee who is considered an Employee under this Plan would be credited under the foregoing provisions.

            Unless the Employer maintains records of actual Hours of Service, a salaried Employee who completes at least one Hour of Service during a monthly period shall be credited with 190 Hours for each such period.

            Notwithstanding the foregoing, no credit shall be given for any period during which no duties are performed but for which an Employee receives payment or is entitled to payment under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws or where payment solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Service rendered at overtime or other premium rates shall be credited at the rate of one Hour of Service for each hour worked, regardless of the rate of compensation in effect with respect to such hour.

            For purposes of eligibility and vesting, Hours of Service will be credited to an Employee for employment with any Affiliated Company while that company was an Affiliated Company with the Employer.

      2.35 "Interest Credit" means, with respect to any Plan Year, an addition to an eligible Participant's Account determined pursuant to subparagraph 5.3(f).

      2.36 "Investment Manager" shall mean any person or entity who:

            (a) is registered as an investment adviser under the Investment Advisers Act of 1940, a bank (as defined in the Investment Advisers Act of 1940), or an insurance company qualified to manage, acquire and dispose of Plan assets under the laws of more than one state;

            (b) acknowledges in writing that it is a fiduciary with respect to the Plan; and

            (c) is granted the power to manage, acquire or dispose of any asset of the Plan pursuant to its provisions.

      2.37 "Key Employee" shall mean any Employee or former Employee (or such Employee's Beneficiary) who at any time during the Plan Year including the Determination Date or during any of the 4 preceding Plan Years is or was:

            (a) an officer of the Employer who has Top Heavy Compensation greater than 50% of the amount in effect under Code ss.415(b)(1)(A) for the Plan Year;


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            (b) an owner (or one who is considered an owner under the provisions of Code ss.318) of one of the 10 largest interests in the Employer if such individual's Top Heavy Compensation exceeds the amount in effect under Code ss.415(c)(1)(A);

            (c) a more than 5% owner of the Employer; or

            (d) a 1% owner of the Employer earning more than $150,000 in Top Heavy Compensation from the Employer.

For purposes of subparagraph (a), not more than 50 (or, if there are less than 500 Employees, not more than the greater of three or 10% of the Employees) shall be considered a Key Employee by virtue of being an officer. For purposes of subparagraph (b), if 2 Employees have the same ownership percentage, the Employee having greater Compensation shall be considered as having a larger interest.

"Key Employee" shall mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code ss.416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For purpose, annual compensation means compensation within the meaning of Code ss.415(c)(3). The determination of who is a Key Employee will be made in accordance with Code ss.416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

      2.38 "Late Retirement Date" shall mean the first day of the month coinciding with or next following a Participant's delayed termination from Service after having reached his Normal Retirement Age.

      2.39 "Non-Highly Compensated Employee" shall mean an Employee or former Employee who is not a Highly Compensated Employee.

      2.40 "Non-Key Employee" shall mean any Employee or former Employee who is not a Key Employee, and any Beneficiary of a Non-Key Employee.

      2.41 "Normal Retirement Age" of a Participant shall mean the later of the Participant's 65th birthday or the 5th anniversary of the date the Participant commenced participation in the Plan.

      2.42 "Normal Retirement Benefit" shall mean a Participant's benefit earned for Service up to his Normal Retirement Age, and expressed in the form of an annual benefit commencing at his Normal Retirement Date.

      2.43 "Normal Retirement Date" shall mean the first day of the month coincident with or next following the date a Participant attains his Normal Retirement Age, presuming he retires from Service upon attaining Normal Retirement Age.


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      2.44 "Participant" shall mean (i) an Employee who has met the eligibility requirements for participation in the Plan and who continues to participate ("Active Participant"), and (ii) a former Employee whose Accrued Benefit hereunder has not yet been fully distributed to him or forfeited under the terms of the Plan ("Inactive Participant").

      2.45 "Participating Employer" shall mean any entity that adopts the Plan in accordance with the provisions of Article XXI.

      2.46 "Permissive Aggregation Group" shall mean the Required Aggregation Group of plans plus any other planes) of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code ss.ss.401(a)(4) and 410.

      2.47 "Plan" shall mean the defined benefit plan and trust as set forth in this document.

      2.48 "Plan Year" shall mean the 12-month period beginning January 1 and ending December 31.

      2.49 "Predecessor Plan" means the Employer's tax-qualified pension plan which has been restated in its entirety by this document.

      2.50 "Pre-Retirement Survivor Annuity" shall mean an annuity payable for the life of the Participant's Spouse following the Participant's death prior to the Participant's Annuity Starting Date, in an amount determined as follows:

            (a) For a Participant dying after his Earliest Retirement Age (as defined in Article VI), the Pre-Retirement Survivor Annuity shall equal the survivor annuity portion of the Qualified Joint and Survivor Annuity payable if the Participant had begun to receive the Qualified Joint and Survivor Annuity the day before his death.

            (b) For a Participant dying on or before his Earliest Retirement Age (as defined in Article VI), the Pre-Retirement Survivor Annuity shall equal the survivor annuity portion of the Qualified Joint and Survivor Annuity payable under the Plan if the Participant had separated from service on the date of his death (or date of separation from Service, if earlier), had survived to his Earliest Retirement Age, had begun to receive the Qualified Joint and Survivor Annuity at such Earliest Retirement Age, and had died the day after attaining his Earliest Retirement Age.

      2.51 "Qualified Joint and Survivor Annuity" means an annuity for the life of a Participant with a survivor annuity for the life of his Spouse which is 50% of the amount of the annuity payable during the joint lives of the Participant and his Spouse, and which is the Actuarial Equivalent of his Accrued Benefit payable in the form of a life annuity.

      2.52 "Required Aggregation Group" shall mean each qualified plan of the Employer or any Affiliated Company, whether or not the plan is terminated, in which at least one Key

Employee participates (in the Plan Year containing the Determination Date or any of the four preceding Plan Years) and any other qualified plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code ss.ss.401(a)(4) or 410.

      2.53 "Retirement Age" shall mean the date the Participant attains his Early or Normal Retirement Age as defined herein.

      2.54 "Retirement Date" shall mean the Participant's effective date of retirement after attaining his Retirement Age.

      2.55 "Retirement Plan" shall mean (i) any profit sharing, pension or stock bonus plan described in Code ss.ss.401(a) and 501(a), (ii) any annuity plan or annuity contract described in Code ss.ss.403(a) or 403(b), (iii) any qualified bond purchase plan described in Code ss.405(a), and (iv) any individual retirement account, individual retirement annuity or retirement bond described in Code ss.ss.408(a), 408(b) or 409.

      2.56 "Rollover Contribution" shall mean:

            (a) an amount distributed to a Participant or directly to this Plan on his behalf in a distribution that qualifies under Code ss.402(c)(4) as an eligible rollover distribution; or

            (b) an amount which the Participant receives from an individual retirement account or individual retirement annuity in a distribution described in Code ss.408(d)(3)(A)(ii).

An amount shall not qualify as a Rollover Contribution if it includes any after-tax contribution by the Participant or anyone else.

      2.57 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on a Leave of Absence (as defined in the Hour of Service definition herein).

      2.58 "Service Credit" means an addition to a Participant's Account determined pursuant to subparagraph 5.3(b) or subparagraph 5.3(c), as applicable.

      2.59 "Social Security Taxable Wage Base" means the contribution and benefit base in effect under Section 230 of the Social Security Act as of the first day of each Plan Year for which Service Credits are added to Accounts pursuant to Paragraph 5.3.

      2.60 "Spouse" shall mean the spouse or surviving spouse of the Participant, except that a former spouse will be treated as the Spouse to the extent specifically provided under a Qualified Domestic Relations Order as defined in Paragraph 15.5 or to the extent required by law.

      2.61 "Super Top Heavy" shall mean that for any Plan Year, the Plan is determined to be Top Heavy under any of the circumstances described in the definition of "Top Heavy" herein, except that the applicable Top Heavy Ratio exceeds 90%.

      2.62 "Termination of Employment" shall mean termination of employment with the Employer other than by reason of a Participant's death, his becoming Disabled, or retirement after attaining Retirement Age.

      2.63 "Top Heavy" shall mean that for any Plan Year:

            (a) this Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of plans, and the Top Heavy Ratio for this Plan exceeds 60%;

            (b) this Plan is a part of a Required Aggregation Group of plans but not a part of a Permissive Aggregation Group, and the Top Heavy Ratio for the Required Aggregation Group exceeds 60%; or

            (c) this Plan is a part of a Permissive Aggregation Group of plans and the Top Heavy Ratio for the Plan exceeds 60% and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

      2.64 "Top Heavy Compensation" means compensation as defined in Code ss.415(c)(3), including any amount that is excludable from the Employee's gross income under ss.ss.125, 402(e)(3), 402(b), 403(b), or, for Plan Years beginning on or after January 1, 2001, ss.132(f)(4).

      2.65 "Top Heavy Ratio" shall mean the ratio determined as follows:

            (a) If the Employer maintains one or more defined benefit plans and the Employer has never maintained any defined contribution plan which has covered or could cover a Participant in this Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of the present values of the accrued benefits of all Key Employees under such planes) as of the Determination Date (including any part of any accrued benefit distributed in the five year period ending on the Determination Date), and the denominator of which is the sum of the present values of the accrued benefits (including any part of any accrued benefit distributed in the five year period ending on the Determination Date) of all participants in such planes) as of the Determination Date. Both the numerator and denominator of the Top Heavy Ratio shall be adjusted to reflect any benefit which is accrued but unpaid as of the Determination Date.

            (b) If the Employer maintains one or more defined benefit plans and maintains or has maintained one or more defined contribution plans (including any Simplified Employee Pension Plan) which have covered or could cover a Participant in this Plan, the Top Heavy Ratio is a fraction, the numerator of which is the sum of the present values of the accrued benefits under the defined benefit planes) for all Key Employees and the sum of the account balances under the defined contribution planes) for all Key Employees as of the Determination Date, and the denominator of which is the sum of the present values of the accrued benefits under the defined benefit planes) for all Participants and the sum of the account balances under the defined contribution planes) for all Participants as of the Determination Date(s). Both the numerator and denominator of the Top Heavy Ratio are adjusted for any distribution of an account balance or distribution of an accrued benefit made in the five year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

            (c) For purposes of (a) and (b) above, the present value of a Participant's Accrued Benefit in this Plan and all other defined benefit plans included in the Required or Permissive Aggregation Group shall be determined (i) by taking into account all benefits derived from Employer and Employee contributions other than deductible employee contributions and (ii) by using the actuarial assumptions set forth in Paragraph 2.3.

            (d) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve month period ending on the Determination Date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The account balances and accrued benefits of a participant who has not performed any service for the Employer at any time during the five year period ending on the Determination Date will be disregarded; however, if the participant returns to Service, his account balances and accrued benefits will again be considered. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss.416. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. Effective January 1, 1987, the accrued benefit of a Non-Key Employee shall be determined under the method that uniformly applies for accruing benefits under all defined benefit plans maintained by the Employer or any Affiliated Employer, and if none, as if such benefit accrued not more rapidly than the slowest accrual rate allowed under Code ss.411(b)(1)(C).

            (e) Determination of present values and amounts. This subparagraph
(e) shall apply for purposes of determining the present values of Accrued Benefits and the amounts of account balances of employees as of the Determination Date.

                  (1) Distributions during year ending on the Determination Date. The present values of Accrued Benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code ss.416(g)(2) during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Code ss.416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from Service, death, or disability, this provision shall be applied by substituting "5-year period" for 1-year period."

                  (2) Employees not performing services during year ending on the Determination Date. The Accrued Benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

      2.66 "Top Heavy Year" shall mean a particular Plan Year for which the Plan has been determined to be Top Heavy and for which the benefit accrual and vesting requirements described in Code ss.416 and in this Plan must be met.

      2.67 "Traditional Formula" means the formula, including minimum and supplemental amounts, used to determine a Participant's Accrued Benefit pursuant to Paragraph 5.2.

      2.68 "Trust" shall mean the trust created by the Employer by establishing this Plan and thereby declaring the trust upon which the Trustee will receive, manage and administer contributions hereunder, which Trust is upon all the terms and conditions set out in this instrument.

      2.69 "Trust Fund" shall mean all property of every kind held or acquired by the Trustee under the Plan.

      2.70 "Trustee" or "Trustees" shall mean the person or persons named to act as trustees, and each duly appointed additional or successor Trustee or Trustees acting hereunder.

      2.71 "Valuation Date" shall mean the first day of the Plan Year or any other day agreed upon by the Employer, Plan Administrator and Trustee.

      2.72 "Vested" shall mean that portion of a Participant's Accrued Benefit which is nonforfeitable.

      2.73 "Vesting Computation Period" shall mean the Plan Year or, for periods of Service prior to the Effective Date of the Plan, the same 12-month period as the Plan Year.

      2.74 "Year of Creditable Service" shall mean an Accrual Computation Period during which the Employee completes 1000 Hours of Service.

      2.75 "Year of Participation" shall mean an Accrual Computation Period commencing on or after the Effective Date of the Plan during which an Employee is a Participant and completes 1000 Hours of Service.

                                   Article III

                            ELIGIBILITY REQUIREMENTS

      3.1 Eligibility Requirements and Participation.

            (a) Except as otherwise provided in this paragraph:

                  (1) any Employee employed on the Restatement Effective Date who participated in the Predecessor Plan on the day before the Restatement Effective Date shall continue as a Participant in the Plan;

                  (2) any other Employee employed on the Restatement Effective Date who has completed a Year of Service shall become a Participant as of the Restatement Effective Date, unless participation is specifically waived by the Employee; and

                  (3) after the Restatement Effective Date, an Employee shall become a Participant (unless he specifically waives participation) as of the Entry Date coincident with or next following the date (prior to January 1, 2005, the Entry Date closest to the date) on which he satisfies the requirements described previously in this subparagraph (a), unless he is no longer employed on such date.

            (b) (1) Notwithstanding anything herein to the contrary, leased employees shall not be eligible to participate in this Plan.

                  (2) Effective for Plan Years beginning after December 31, 1996, for purposes of this subparagraph (b), the term "leased employee" means any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Code ss.414(n)(6)) on a substantially full-time basis for a period of at least 1 year, and such services are performed under the Employer's primary direction or control.

            (c) Notwithstanding the foregoing, no person who is included in a unit of employees covered by a collective bargaining agreement (as so determined by the Secretary of Labor) between employee representatives and the Employer shall be eligible to participate in the Plan if retirement benefits were the subject of good faith bargaining unless such collective bargaining agreement expressly provides for the inclusion of such persons as Participants. Any Participant who joins such unit as a member shall immediately cease to accrue benefits hereunder; however, his Service credited thereafter shall be counted for vesting purposes.

            (d) Notwithstanding any other provision of this Plan, individuals who are not contemporaneously classified as Employees of the Employer for purposes of the Employer's payroll system (including, without limitation, individuals employed by temporary help firms, technical help firms, staffing firms, professional employer organizations or other staffing firms whether or not deemed to be "common law" employees within the meaning of Code ss.414(n)) are not considered to be eligible Employees of the Employer and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as Employees for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action, or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation hereunder. In addition to and not in derogation of the foregoing, the exclusive means for individuals who are not contemporaneously classified as an Employee of the Employer on the Employer's payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Employer, which specifically renders such individuals eligible for participation hereunder.

      3.2 Year of Service. For purposes of determining an Employee's eligibility to participate, a "Year of Service" shall mean the Eligibility Computation Period during which the Employee completes at least 1000 Hours of Service. Except as may be provided in ensuing paragraphs of this Article, credit shall be given for Years of Service completed beginning with the first year the Employee was employed by the Employer.

      3.3 Waiver. An Employee may, subject to the approval of the Employer, make an irrevocable election in writing not to participate in the Plan.

      3.4 Participation and Service Upon Reemployment.

            (a) A reemployed Employee who previously separated from Service with a Vested benefit shall be eligible to resume participation effective as of his reemployment date.

            (b) A reemployed Employee who previously separated from Service prior to satisfying the eligibility requirements for participation shall commence participation on the Entry Date coinciding with or next following the date on which he meets such eligibility requirements, provided he is so employed on such Entry Date. For this subparagraph (b), all Years of Service shall be taken into account except those disregarded under subparagraph (e).

            (c) A reemployed Employee who had completed the eligibility requirements for participation but who previously separated from Service prior to becoming a Participant shall commence participation immediately upon his reemployment, unless his prior Service is disregarded under subparagraph (e).

            (d) A reemployed Employee who had participated in the Plan but separated from Service with no Vested benefit derived from Employer contributions shall be eligible to resume participation effective as of his reemployment date, unless his prior Service is disregarded under subparagraph
(e).

            (e) For purposes of subparagraphs (b)-(d), an Employee's Years of Service before a period of at least 5 consecutive Breaks in Service shall be disregarded if the consecutive Breaks in Service exceed the aggregate number of the Participant's credited Years of Service before such Break period, and the Employee shall be considered a new Employee as of his reemployment date. For purposes of this subparagraph (e), Years of Service not required to be taken into account by reason of any prior Break in Service shall be disregarded.

      3.5 Forms Upon Eligibility. Each Employee who becomes eligible to participate in the Plan shall be notified of his eligibility and shall be provided with such information as is required by ERISA within the time prescribed for providing such information and forms for designating one or more Beneficiaries to receive benefits following the Employee's death.

      3.6 Change in Status.

            (a) In the event a person who has been employed in a category of employment not eligible for participation in this Plan changes to covered employment, he shall become a Participant immediately upon his change in status, provided he has completed the eligibility requirements for participation. If he has not completed the eligibility requirements, he will become a Participant on the Entry Date coinciding with or next following the date he completes the eligibility requirements.

            (b) In the event a Participant who has been employed in covered employment changes to a category of employment not eligible for participation in the Plan, he shall continue to participate in the Plan and shall receive credit for benefit accrual purposes based upon such Participant's Compensation from the Employer and Hours of Service from the first day of the Plan Year up to the date of change from covered employment, provided such Participant completed the eligibility requirements under Paragraph 3.1, treating service with an Affiliated Company as Service with the Employer. In any subsequent Plan Year, such Participant shall not be eligible for further benefit accruals under the Plan, unless he returns to covered employment with the Employer.

      3.7 Improper Omission or Inclusion of Participant.

            (a) If, for any Plan Year, an Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such error is not made until a later year, the Employee's status as a Participant shall be corrected and his Accrued Benefit and Vesting credited to him as if he had not been omitted.

            (b) If an Employee who is ineligible to participate in the Plan is erroneously included as a Participant, his Accrued Benefit for the period he is ineligible shall be treated as a Forfeiture in the year the error is discovered.

      3.8 Service With Predecessor Employer. If the Employer maintains the plan of a predecessor employer, whether a corporation, partnership, sole proprietorship or other business entity, any period of service with such employer shall be treated as Service with the Employer for eligibility purposes. If the Plan is not the plan of a predecessor employer, service with such predecessor employer shall not be considered Service with the Employer, except to the extent required pursuant to Treasury regulations.

      3.9 Special Credit for Certain Employees.

            (a) With respect to any Employee who was formerly employed on June 13, 1997 by Key Bank, N.A. ("Key") and who on that date became employed by the Employer, all of the Employee's Service with Key shall be treated as service with the Employer for purposes of determining his eligibility to participate in the Plan. Any such Employee who meets the service requirement specified in Paragraph 3.1 after taking into account such service shall commence participation on January 1, 1998.

            (b) With respect to any Employee who was formerly employed on July 18, 1997 by Fleet Bank ("Fleet") and who on that date became employed by the Employer, all of the Employee's Service with Fleet shall be treated as service with the Employer for purposes of determining his eligibility to participate in the Plan. Any such Employee who meets the service requirement specified in Paragraph 3.1 after taking into account such service shall commence participation on January 1, 1998.

            (c) With respect to Joseph Butler who was formerly employed on June 20, 1997 by Fleet and who on that date became employed by the Employer, all of the Employee's Service with Fleet shall be treated as service with the Employer for purposes of determining his eligibility to participate in the Plan. Provided that he meets the service requirement specified in Paragraph 3.1 after taking into account such service Joseph Butler shall commence participation on January 1, 1998.

            (d) With respect to Douglas Frank who was formerly employed on January 27, 1997 by Key and who on that date became employed by the Employer, all of the Employee's Service with Key shall be treated as service with the Employer for purposes of determining his eligibility to participate in the Plan. Provided that he meets the service requirement specified in Paragraph 3.1 after taking into account such service Douglas Frank shall commence participation on January 1, 1998.

            (e) With respect to Brian Aldrich who was formerly employed on June 26, 1997 by Key and who on that date became employed by the Employer, all of the Employee's Service with Key shall be treated as service with the Employer for purposes of determining his eligibility to participate in the Plan. Provided that he meets the service requirement specified in Paragraph 3.1 after taking into account such service Brian Aldrich shall commence participation on January 1, 1998.

            (f) With respect to any Employee who was formerly employed on July 8, 1996 by Benefit Plans Administrators ("BPA") and who on that date became employed by the Employer, all of the Employee's services with BPA shall be treated as Service with the Employer for purposes of determining his eligibility to participate in the Plan.

            (g) With respect to any Employee who was formerly employed on October 29, 1994 by Chase Bank at the branch located in Cato, New York ("Chase") and who on that date became employed by the Employer, all of the Employee's services with Chase shall be treated as Service with the Employer for purposes of determining his eligibility to participate in the Plan.

            (h) With respect to any Employee who was formerly employed on July 15, 1995 by Chase Bank ("Chase") and who on that date became employed by the Employer, all of the Employee's services with Chase shall be treated as Service with the Employer for purposes of determining his eligibility to participate in the Plan.

            (i) With respect to any Employee who was formerly employed on January 26, 2001 by Citizens National Bank of Malone ("Citizens Bank") and who on that date became employed by the Employer, all of the Employee's services with Citizens Bank shall be treated as Service with the Employer for purposes of determining his eligibility to participate in the Plan.

            (j) With respect to any Employee who was formerly employed on November 16, 2001 by FleetBoston Financial Corporation Fleet National Bank ("FleetBoston") and who on that date became employed by the Employer, all of the Employee's services with FleetBoston shall be treated as Service with the Employer for purposes of determining his eligibility to participate in the Plan.

            (k) With respect to any Employee who was formerly employed on August 1, 2003 by PricewaterhouseCoopers, LLP ("PricewaterhouseCoopers") and who on that date became employed by the Employer, all of the Employee's service with PricewaterhouseCoopers shall be treated as service with the Employer for purposes of determining his eligibility to participate in this Plan. Any such Employee who meets the service requirement specified in Paragraph 3.1 after taking into account such service shall commence participation on August 1, 2003.

            (l) With respect to any Employee who was formerly employed on September 5, 2003 by Peoples Bankcorp, Inc. ("Peoples") and who on that date became employed by the Employer, all of the Employee's service with Peoples shall be treated as service with the Employer for purposes of determining his eligibility to participate in this Plan. Any such Employee who meets the service requirements specified in Paragraph 3.1 after taking into account such service shall commence participation on September 5, 2003.

            (m) With respect to any Employee who was formerly employed on November 22, 2003 by Grange National Banc Corp. ("Grange") and who on that date became employed by the Employer, all of the Employee's service with Grange shall be treated as service with the Employer for purposes of determining his eligibility to participate in this Plan. Any such Employee who meets the service requirement specified in Paragraph 3.1 after taking into account such service shall commence participation on November 22, 2003.

            (n) With respect to any Employee who was employed by First Heritage Bank ("First Heritage") on May 14, 2004, and who on that date became employed by the Employer, all of the Employee's service with First Heritage shall be treated as service with the Employer for purposes of determining the Employee's eligibility to participate in this Plan. An Employee who meets the eligibility requirements specified in Paragraph 3.1 after taking into account such service shall commence participation in the Plan on May 14, 2004.

            (o) With respect to any Employee who was employed by HSBC Bank at its branch located in Dansville, New York ("HSBC") on December 3, 2004, and who on that date became employed by the Employer, all of the Employee's service with HSBC shall be treated as service with the Employer for purposes of determining the Employee's eligibility to participate in this Plan. An Employee who meets the eligibility requirements specified in Paragraph 3.1 after taking into account such service shall commence participation in the Plan on December 3, 2004.

      3.10 Special Credit for Elias Employees. With respect to any Employee who was employed on April 3, 2000 by Elias Asset Management Incorporated ("Elias"), all of the Employee's Service with Elias shall be treated as service with the Employer for purposes of determining his eligibility to participate in this Plan. Any such Employee who meets the service requirement specified in Paragraph
3.1 after taking into account such Service shall commence participation on April 3, 2000.

                                   Article IV

                      CREDITED SERVICE FOR BENEFIT ACCRUAL

      4.1 Benefit Accrual.

            (a) A Participant shall be credited with Service for benefit accrual purposes for each Year of Creditable Service he completes.

            (b) Except as otherwise specifically provided in the Plan, no employee of an Affiliated Company shall be credited with Service with the Employer with respect to any time period prior to the date the Affiliated Company became so affiliated with the Employer by reason of purchase, merger or otherwise. Without limiting the generality of the prior sentence, with respect to any Employee described in Paragraph 3.9, none of the Employee's service with any company prior to his employment by the Employer shall be taken into account for purposes of this Article. Notwithstanding the foregoing, for purposes of calculating a Participant's Years of Creditable Service and Accrued Benefit, both as of December 31, 1988, a Participant employed or formerly employed by Nichols Bank shall be credited with Service as if he were employed by the Employer from his hire date with Nichols Bank.

      4.2 Service Limitations.

            (a) No more than one Year of Creditable Service shall be credited to a Participant with respect to any Accrual Computation Period.

            (b) No more than 35 Years of Creditable Service shall be credited to any Participant.

      4.3 Loss of Service - Non-Vested Participants. In the case of a Participant who incurs a period of five or more consecutive One-Year Breaks in Service who did not have any Vested right to his Accrued Benefit derived from Employer contributions at his severance date and who subsequently resumes participation in the Plan, no Years of Creditable Service with the Employer before the Break in Service shall be taken into account in computing his Accrued Benefit if the number of consecutive One-Year Breaks in Service equals or exceeds the aggregate number of Years of Creditable Service before the Break.

      4.4 Reinstatement of Creditable Service - Vested Participant. A Participant who, at the time he incurred one or more consecutive Breaks in Service, had a Vested right to his Accrued Benefit derived from Employer contributions, who is reemployed by the Employer and who resumes participation in the Plan, shall have his pre-Break Years of Creditable Service restored in determining his Accrued Benefit unless, after his employment termination, the Participant received a lump-sum distribution of his Vested Accrued Benefit and upon reemployment, failed to repay the distribution within the time period allowed and in accordance with Paragraph 7.7.

      4.5 Retention of Service. The Accrued Benefit of a Participant who separates from Service after the Effective Date will not be reduced by termination of employment, absences from employment, or other Breaks in Service, except as provided under the terms of this Plan.

                                    Article V

                               RETIREMENT BENEFITS

      5.1 Choice of Traditional Formula or Cash Balance Formula.

            (a) Each Participant who is classified by the Employer as an active Employee on October 1, 2004, may elect prior to November 1, 2004 either (1) to have the Participant's total Accrued Benefit determined under the Traditional Formula described in Paragraph 5.2 below, or (2) to have the Participant's Accrued Benefit determined under the Cash Balance Formula described in Paragraph
5.3 below. An eligible Participant who fails to make an affirmative election of either (1) or (2) above shall be deemed to have elected (2) above. An election or deemed election shall apply to all of the Participant's recognized service with the Employer, including recognized service rendered after a future break in service.

            (b) A Participant who was not classified by the Employer as an active Employee on October 1, 2004, but who thereafter returns to active employment shall have an Accrued Benefit equal to the sum of (1) the Participant's Accrued Benefit earned prior to October 1, 2004 under the Traditional Formula, plus (2) the Participant's Accrued Benefit earned after September 30, 2004 under the Cash Balance Formula.

            (c) An Employee who becomes a Participant after October 1, 2004 shall have an Accrued Benefit determined only under the Cash Balance Formula.

            (d) Except to the extent provided in subparagraph 5.3(e) (regarding certain supplemental cash balance benefits), in no event shall a Participant be entitled to benefits under both the Traditional Formula and the Cash Balance Formula for the same period of service.

      5.2 Traditional Formula.

            (a) Normal Retirement Benefit. Subject to the provisions of Article XIV and the limitations under this Paragraph and Article VIII, a Participant who retires upon attaining his Normal Retirement Age and whose benefit is determined in whole or in part under the Traditional Formula (see Paragraph 5.1) shall be entitled to receive a Normal Retirement Benefit under the Traditional Formula equal to the greater of the amount described in (1) below or the amount described in (2) below:

                  (1) (A) an amount equal to the Participant's Accrued Benefit earned as of December 31, 1988 under the terms of the Predecessor Plan as modified by the terms of subparagraph 5.2(b), disregarding all Service after December 31, 1988, but adjusted for anyone who completed one or more Hours of Service after December 31, 1988 for changes in Compensation after December 31, 1988 by multiplying such Accrued Benefit by a fraction (not less than 1.0), the numerator of which is his Average Annual Compensation as of the date the computation is performed, and the denominator of which is his Average Annual Compensation as of the Plan Year ending December 31, 1988; however, the Accrued Benefit, as so adjusted, of any Participant or Former Participant employed by Exchange National Bank or its predecessor shall be reduced by his unadjusted accrued benefit earned prior to July 1, 1984 under the defined benefit pension plan sponsored by the Bank of New York; plus

                        (B) an amount equal to .9% of his Average Annual Compensation, plus .65% of his Average Annual Compensation in excess of his Covered Compensation, multiplied by the Participant's Years of Creditable Service earned after December 31, 1988, not to exceed 35 years reduced by his total Years of Creditable Service earned prior to January 1, 1989.

                  (2) An amount equal to .9% of his Average Annual Compensation, plus .65% of his Average Annual Compensation in excess of his Covered Compensation, multiplied by the Participant's total Years of Creditable Service, not to exceed 35 years.

                  (3) Notwithstanding the foregoing, a Participant employed or formerly employed by Nichols Bank shall receive under the Traditional Formula the greater of the sum of the benefits under subparagraphs (a)(1) and (a)(2) above, or the Actuarial Equivalent of the Participant's Accrued Benefit to which his account balance in the former profit sharing plan sponsored by Nichols Bank was converted as of January 1, 1988.

                  (4) Notwithstanding the foregoing, to the extent the Normal Retirement Benefit of a Participant employed or formerly employed by First Liberty Bank & Trust is determined under the Traditional Formula (see Paragraph 5.1) such benefit shall equal the sum of (A) the Participant's accrued benefit determined under the First Liberty Bank & Trust Retirement Plan as of December 31, 2001, plus (B) the benefit earned by the Participant after December 31, 2001 under subparagraph (a)(2) above (taking into account only Compensation and Years of Creditable Service earned by the Participant after December 31, 2001).

                  (5) In applying the Traditional Formula, neither the Maximum Excess Allowance (as hereinafter defined) nor the Overall Permitted Disparity Limits (as hereinafter defined) may be exceeded in any Plan Year with respect to any Participant. Accordingly, at such time that a Participant's cumulative permitted disparity reaches the Participant's applicable limit calculated in accordance with Treas. Regs. ss.1.401(1)-5, then for each Year of Creditable Service thereafter, the formula under subparagraph (a)(2) shall be modified such that the Participant shall accrue a benefit at the rate of the Base Benefit Percentage times his Average Annual Compensation.

                  (6) For all purposes under this Plan:

                        (A) "Base Benefit Percentage" means the rate, expressed as a percentage, at which Employer-derived benefits are accrued with respect to that amount of a Participant's Average Annual Compensation that is at or below the Participant's Covered Compensation for the Plan Year.

                        (B) "Covered Compensation" for each Participant for a Plan Year shall be the average of the taxable wage bases in effect under the Social Security Act for each calendar year during the 35-year period ending with the calendar year in which the

Participant attains or will attain his Social Security retirement age (as defined in Code ss.415(b)(8)), rounded to the nearest multiple of $600. For this purpose, the taxable wage base for all years after the year in which the determination is being made is assumed to be the same as the taxable wage base in effect for the year of determination. Covered Compensation for a participant after the 35-year period is the same as his Covered Compensation as of his Social Security retirement age. A Participant's Covered Compensation shall be automatically adjusted each Plan Year.

                        (C) "Excess Benefit Percentage" means the rate, expressed as a percentage, at which Employer-derived benefits are accrued with respect to that amount of a Participant's Average Annual Compensation that is above the Participant's Covered Compensation for the Plan Year, which rate (except as otherwise provided herein) shall be 0.65%.

                        (D) "Maximum Excess Allowance" means the maximum differential allowed under ss.404(1) and the regulations thereunder between the Base Benefit Percentage and the Excess Benefit Percentage.

                        (E) "Overall Permitted Disparity Limits" means the cumulative permitted disparity applicable to a Participant's benefit accrued hereunder as of any Plan Year, which amount is based on the Participant's total Years of Creditable Service and calculated in accordance with ss.401(1) and the regulations thereunder.

                  (7) Except as provided in subparagraph 5.2(b), the Employer intends that ss.401(l) and the regulations thereunder shall apply only to benefits that accrue in Plan Years beginning after December 31, 1988 and not to benefits that accrued under the Predecessor Plan as of December 31,1988, and the Plan shall be construed accordingly.

                  (8) A Participant's Normal Retirement Benefit under the Traditional Formula shall not be less than his Accrued Benefit earned under that formula (as applicable) as of the date he attained Early Retirement Age.

                  (9) For Plan Years that begin on or after January 1, 2004, a Participant's annual Normal Retirement Benefit under the Traditional Formula shall equal the greater of the Normal Retirement Benefit determined under subparagraph 5.2(a) or the following amount:

                        Participant
                        (by Employee ID No.)                       Amount
                        --------------------                       -------

                        98744                                      $ 32,232

                        68051                                      $109,812

                        93083                                      $115,944

                        Any Active Participant                     $      0
                        described in subparagraphs
                        3.9(k), (l), (m), (n), or (o)

                        All other Active Participants              $    660

Notwithstanding the dollar amounts set forth above, no Normal Retirement Benefit shall exceed the limits set forth in Paragraph 8.1.

                  (10) For Plan Years beginning on or after January 1, 2004, and subject to the limits set forth in Paragraph 8.1, the following Participants shall have their annual Normal Retirement Benefit under the Traditional Formula determined above under this subparagraph 5.2(a) increased by the following amounts:

                        Participant
                        (by Employee ID No.)                       Amount
                        --------------------                       -------

                        4091                                       $ 6,302

                        3954                                       $15,045

                  (11) With respect to any Employee described in Section 3.9(k),
(l), (m), (n) or (o), none of the Employee's service while employed by PricewaterhouseCoopers, LLP, Peoples Bankcorp, Inc., Grange National Banc Corp., First Heritage Bank or HSBC, as the case may be, shall be taken into account for any purpose of this Article.

            (b) For purposes of determining a Participant's Accrued Benefit earned as of December 31, 1988 ("Pre-1989 Accrued Benefit"), the terms of the Predecessor Plan shall be followed, except as modified by the following:

                  (1) The Pre-1989 Accrued Benefit for each Employee or former employee of Exchange National Bank shall be determined by (A) combining the benefits earned by the Employee prior to July 1, 1984 under the defined benefit pension plan sponsored by the Bank of New York, with the benefits accrued by the Employee under the Predecessor Plan from July 1, 1984 through December 31, 1988, and (B) adjusting such benefit (if necessary) such that the Base Benefit Percentage is not less than 50% of the Excess Benefit Percentage under the Prior Plan.

                  (2) The Pre-1989 Accrued Benefit for each Employee or former employee of Nichols Bank shall be determined as if the employee participated in the Predecessor Plan from his hire date at Nichols Bank.

            (c) Nonforfeitability of Normal Retirement Benefits. The Accrued Benefit of a Participant who while in Service attains his Normal Retirement Age prior to completing a period of 5 consecutive One-Year Breaks in Service shall become 100% nonforfeitable.

            (d) Payment of Benefit. Unless the Participant selects a different form, the Participant's Normal Retirement Benefit shall be payable in the manner set forth in Paragraph 9.1. Payment shall commence on the Participant's Normal Retirement Date or as soon thereafter as administratively feasible.

            (e) Re-Employment. If a former Participant who is entitled to receive a Normal Retirement Benefit shall be reemployed, his Normal Retirement Benefit payments shall continue.

      5.3 Cash Balance Formula.

            (a) The Accrued Benefit of a Participant to whom the Cash Balance Formula applies (see Paragraph 5.1) shall be based upon the Participant's Account balance, which Account balance shall be determined pursuant to this Paragraph 5.3.

            (b) A Participant who elected (pursuant to Paragraph 5.1) to have the Cash Balance Formula apply and who had an Accrued Benefit as of December 31, 2003 shall have an opening Account balance as of January 1, 2004 equal to the present value of the Participant's Accrued Benefit determined as of December 31, 2003 under the Traditional Formula as in effect on January 1, 2004 (determined without regard to the minimum benefit provisions of subparagraph 5.2(a)(9)), where present value for this purpose is determined by using an interest rate of 5.5% and the 1994 Group Annuity Reserve table (projected to 2002 and weighted equally for males and females). The Account of a Participant who elected (pursuant to Paragraph 5.1) to have the Cash Balance Formula apply and who completes at least 1000 Hours of Service during each Plan Year after December 31, 2003 shall be credited with a Service Credit as of the end of each subsequent Plan Year (beginning December 31, 2004) in accordance with the following table:

        ----------------------------------------------------------------------
                Attained Age
               On December 31*                         Service Credit**
               ---------------                         ----------------
        ----------------------------------------------------------------------
                  Under 22                                  5.00%
        ----------------------------------------------------------------------
                  22 and 23                                 5.05%
        ----------------------------------------------------------------------
                  24 and 25                                 5.10%
        ----------------------------------------------------------------------
                  26 and 27                                 5.15%
        ----------------------------------------------------------------------
                  28 and 29                                 5.20%
        ----------------------------------------------------------------------
                  30 and 31                                 5.25%
        ----------------------------------------------------------------------
                  32 and 33                                 5.30%
        ----------------------------------------------------------------------
                  34 and 35                                 5.35%
        ----------------------------------------------------------------------
                  36 and 37                                 5.40%
        ----------------------------------------------------------------------
                  38 and 39                                 5.45%
        ----------------------------------------------------------------------
                  40 and 41                                 5.50%
        ----------------------------------------------------------------------
                  42 and 43                                 5.55%
        ----------------------------------------------------------------------
                  44 and 45                                 5.60%
        ----------------------------------------------------------------------
                  46 and 47                                 5.65%
        ----------------------------------------------------------------------
                  48 and 49                                 5.70%
        ----------------------------------------------------------------------
                  50 and 51                                 5.75%
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
                Attained Age
               On December 31*                         Service Credit**
               ---------------                         ----------------
                  52 and 53                                 5.80%
        ----------------------------------------------------------------------
                  54 and 55                                 5.85%
        ----------------------------------------------------------------------
                  56 and 57                                 5.90%
        ----------------------------------------------------------------------
                  58 and 59                                 5.95%
        ----------------------------------------------------------------------
                  60 and 61                                 6.00%
        ----------------------------------------------------------------------
                  62 and 63                                 6.05%
        ----------------------------------------------------------------------
                  64 and 65                                 6.10%
        ----------------------------------------------------------------------
                   Over 65                                  6.10%
        ----------------------------------------------------------------------
            *or the last day of the Participant's employment, if the Participant's termination occurs prior to December 31.
        ----------------------------------------------------------------------
            **Service Credits shall be applied to the sum of the Participant's total Compensation for the Plan Year, plus the portion of the Participant's total Compensation for the Plan Year that is in excess of the Social Security Taxable Wage in effect for the Plan Year.
        ----------------------------------------------------------------------

            (c) The Account of a Participant to whom the Cash Balance Formula applies (see Paragraph 5.1) but who is not entitled to Service Credits pursuant to subparagraph (b) above shall be credited with a Service Credit as of the end of each Plan Year during which the Participant completes at least 1000 Hours of Service. The Service Credit, which will be added to the Participant's Account as of December 31 of each applicable Plan Year, shall equal five percent (5%) of the sum of the Participant's total Compensation for the Plan Year, plus the portion of the Participant's total Compensation for the Plan Year that is in excess of the Social Security Taxable Wage Base for the Plan Year.

            (d) (1) Notwithstanding the other provisions of this Paragraph 5.3, for Plan Years beginning on or after January 1, 2004, the annual Normal Retirement Benefit payable to the following Participants shall not be less than the following amounts, except as may be limited under Article VIII:

                         Participant
                     (by Employee ID No.)                      Minimum Benefit
                     --------------------                      ---------------

                        98840                                      $283,041

                        3952                                       $100,000

                  (2) Notwithstanding the other provisions of this Paragraph 5.3, the opening Account balance on January 1, 2004 for the Plan Participant with Employee ID No. 1026 shall be $153,548.

                  (3) Notwithstanding the other provisions of this Paragraph 5.3, the Account balance on December 31, 2004 for the Plan Participant with Employee ID No. 3398 shall be $37,781.

                  (e) In addition to the Accrued Benefit determined pursuant to Paragraph 5.2 or the other provisions of Paragraph 5.3, each Participant identified below shall have a supplemental Account balance, as of October 1, 2004, determined as follows:

                                                            Supplemental Account
                         Participant                              Balance
                     (by Employee ID No.)                  As of October 1, 2004
                     --------------------                  ---------------------

                        4577                                      $ 23,943
                        98890                                     $ 20,095
                        98744                                     $ 22,315
                        1438                                      $ 23,613
                        908                                       $ 19,988
                        45999                                     $ 47,577
                        49575                                     $ 14,514
                        68051                                     $234,655
                        2996                                      $ 16,241
                        3398                                      $  9,636
                        93083                                     $212,272

The supplemental Account balance provisions in this subparagraph (e) shall apply to each listed Participant regardless of the election (or deemed election) made by the Participant pursuant to Paragraph 5.1. The supplemental Account balance described in this subparagraph (e) shall not be increased by any Service Credits described in subparagraphs 5.3(b) or (c) or by the Interest Credit described in subparagraph 5.3(f).

            (f) Beginning December 31, 2004 and continuing on each December 31 thereafter until the Participant's employment ends, the Account of each Participant to whom the Cash Balance Formula applies shall be credited with an Interest Credit. The Interest Credit for Plan Years during employment shall equal six percent (6%) of the total balance credited to the Participant's Account as of January 1 of the same Plan Year. For the Plan Year during which the Participant's employment ends, the Interest Credit shall be six percent (6%), prorated based on months of employment, plus the lesser of six percent (6%) or the Interest Rate described in subparagraph 2.4(c)(1), prorated based on months between the date employment ends and December 31 of the Plan Year during which employment ends. The Interest Credit described in the preceding sentence shall be added to the Participant's Account as of December 31 of the Plan Year during which the Participant's employment ends. As of December 31 of each Plan Year that follows the Plan Year during which the Participant's employment ends, the Participant's Account will be credited with an Interest Credit equal to the lesser of six percent (6%) or the Interest Rate described in subparagraph 2.4(c)(1), times the amount credited to the Participant's Account as of January 1 of the same Plan Year. For the Plan Year during which the Participant's Account balance is withdrawn as a lump sum or converted to annuity payments, the Interest Credit described in the preceding sentence shall be prorated through the date of withdrawal or conversion.

            (g) In no event will a Participant's benefit determined under the Cash Balance Formula (if applicable) be less than the benefit the Participant would have accrued under the Traditional Formula as of December 31, 2004.

            (h) Notwithstanding the above, the annual rate at which a Participant accrues future Normal Retirement Benefits under the Cash Balance Formula shall be limited to the extent necessary to ensure compliance with the applicable accrual rate rules described in Section 411 of the Code.

      5.4 Accrued Benefits Attributable to Prior Mandatory Employee
Contributions.

            (a) If under the terms of the Predecessor Plan a Participant made mandatory employee contributions, such Participant's Accrued Benefit as of any Valuation Date shall equal the greater of:

                  (1) his Accrued Benefit; or

                  (2) the benefit derived from the sum of his mandatory employee contributions accumulated with interest at the rate of 120% of the federal mid-term rate in effect in the month preceding payment under Code ss.1274.

Upon distribution of a Participant's mandatory employee contributions plus interest, the Accrued Benefit of such Participant shall be reduced by that portion of the Accrued Benefit derived from that distributed amount.

            (b) Notwithstanding anything in this Plan to the contrary, a Participant shall at all times be 100% Vested in that portion of his Accrued Benefit derived from his or her mandatory employee contributions.

      5.5 Early Retirement.

            (a) A Participant who retires after attaining his Early Retirement Age but prior to his Normal Retirement Age shall be entitled to receive an annual retirement benefit determined as follows:

                  (1) If payment of such benefit commences at his Normal Retirement Date, the amount of the benefit shall be the Participant's Accrued Benefit, determined in accordance with the applicable provisions of Paragraph
5.2 and/or Paragraph 5.3 as of his Early Retirement Date.

                  (2) If the Participant elects to receive payment of such benefit prior to his Normal Retirement Date, the amount of the benefit shall be his Accrued Benefit, reduced by 3.5% for each of the first 3 years by which his Annuity Starting Date precedes Age 65 and reduced by 5.5% for each of the next 7 years by which his Annuity Starting Date precedes Age 65.

                  (3) If a Participant who has satisfied the service requirement for Early Retirement under this paragraph separates from Service before satisfying the age requirement for Early Retirement, the Participant may elect, upon satisfying such age requirement, to receive an early retirement benefit equal to his Accrued Benefit in which he was Vested at the time of his Termination of Employment, subject to the same reduction as provided in subparagraph (a)(2).

            (b) Unless the Participant selects an optional form under Paragraph 9.3, a Participant's early retirement benefit shall be payable in the manner set forth in Paragraph 9.1(a). Payment shall commence as of the date elected by the Participant, or as soon thereafter as administratively feasible.

            (c) If a Participant who is receiving his early retirement benefit returns to Service prior to January 1, 2005, his benefit payments shall be suspended until he terminates Service or attains his Required Beginning Date, whichever occurs earlier. At such date, and at each subsequent Valuation Date if the Participant remains in Service after his Required Beginning Date, he shall be entitled to receive an annual benefit equal to his Accrued Benefit determined pursuant to the applicable provisions of Paragraph 5.2 and/or Paragraph 5.3 as of the date for which the calculation is being made, reduced actuarially by the value of benefit payments already made to the Participant; provided, however that to the extent the Participant repays the earlier distribution(s) in accordance with Paragraph Article XXI there shall be no actuarial reduction. After December 31, 2004, no benefit will be suspended upon reemployment, but any additional benefits earned during reemployment shall be reduced actuarially by the value of benefit payments made to the Participant.

            (d) Prohibition Against Reduction in Benefit. Notwithstanding any contrary provision contained in this Plan, no amendment to this Plan shall reduce or eliminate a Participant's early retirement benefit accrued prior to such restatement or amendment, determined as the day before its effective date.

      5.6 Late Retirement. A Participant who remains in Service with the Employer after attaining his Normal Retirement Age shall have payment of benefits suspended until the earlier of his Late Retirement Date or his Required Beginning Date. At such date and each subsequent Valuation Date, the Participant shall be entitled to receive an annual benefit equal to the greater of (a) the Actuarial Equivalent of his Normal Retirement Benefit earned as of the date he attained his Normal Retirement Age, or (b) his Accrued Benefit earned through his Late Retirement Date using the applicable formula or formulas set out in Paragraph 5.2 and/or Paragraph 5.3 and any limitations described therein. The Participant's benefit determined under the foregoing shall be reduced actuarially to reflect the value of benefit payments previously made to the Participant hereunder.

      5.7 Disability.

            (a) Disability Retirement Benefits. A Participant who terminates from Service because of his becoming Disabled prior to attaining his Normal Retirement Age shall be entitled to receive a retirement benefit ("Disability Retirement Benefit") determined as follows:

                  (1) If payment commences at his Normal Retirement Date, the amount of the benefit shall be the Participant's Vested Accrued Benefit determined under the applicable provisions of Paragraph 5.2 and/or Paragraph 5.3 by applying the relevant factors as of his Disability Retirement Date.

                  (2) If the Participant elects to begin payment prior to his Normal Retirement Date, the amount of the benefit shall be the Actuarial Equivalent of the Participant's Vested Accrued Benefit determined under the applicable provisions of Paragraph 5.2 and/or Paragraph 5.3 based on the relevant factors as of his Disability Retirement Date.

            (b) Unless the Participant elects an optional form under Paragraph 9.3, or defers payment under Paragraph 9.1, his Disability Retirement Benefit shall be payable in the normal form in accordance with Paragraph 9.1(a). Payment shall commence on his Retirement Date or (if he so elects) on his Disability Retirement Date, or as soon thereafter as practicable.

            (c) If a Participant who is receiving or has received disability benefits under this Plan resumes Service, he shall resume participation in this Plan, and payments of his disability benefits shall cease. In addition, his Years of Creditable Service and Years of Vesting Service for the period prior to his becoming Disabled shall be reinstated, and he shall be treated in the same manner as any other rehired Employee, except that the Participant's Accrued Benefit shall be reduced actuarially by the value of the Participant's disability retirement benefits previously paid to him hereunder; provided, however, that no such reduction shall be applied to the extent the Participant repays the earlier distribution(s) received in accordance with the provisions of Paragraph 7.7.

      5.8 Relation to Social Security Benefits. Increases in Social Security benefits or the Social Security Wage Base under Title II of the Social Security Act subsequent to a Participant's termination of employment or retirement shall not cause a reduction in benefits under this Plan.

      5.9 Supplemental Retirement Benefit. Notwithstanding any other provision in this Plan, John A. Lanahan shall be entitled to receive a supplemental retirement benefit equal to $250.00 per month payable as a life annuity beginning at his Annuity Starting Date. Such benefit shall be in addition to any other benefits he may be entitled to under the terms of this Plan. Payment of such benefit shall be made in accordance with the terms of Article IX.

                                   Article VI

                                 DEATH BENEFITS

      6.1 Benefits Upon Death.

            (a) If a Participant (including any Inactive Participant) dies prior to his Annuity Starting Date at a time when he is not married on the date of his death, no death benefit shall be payable under this Plan with respect to such Participant, except to the extent provided in subparagraph (f) below.

            (b) If a married Participant (including any married Inactive Participant) who is Vested in any portion of his Accrued Benefit dies prior to his Earliest Retirement Age (as defined in subparagraph (c) below), a Pre-Retirement Survivor Annuity shall be payable to the Participant's Spouse. The Pre-Retirement Survivor Annuity cannot be waived, and no optional form of benefit shall be provided in lieu of the Pre-Retirement Survivor Annuity, except as provided in subparagraphs (e) and (f) below.

            (c) For purposes of this Article, "Earliest Retirement Age" means the earliest date on which the Participant can elect to receive retirement benefits under the Plan (disregarding disability retirement benefits), and administered (for purposes of this paragraph) as follows:

                  (1) If a Participant dies or separates from Service before completing the service requirement for an Early Retirement Benefit hereunder, the Earliest Retirement Age is the date the Participant would have attained his Normal Retirement Age had he survived.

                  (2) If a Participant dies or separates from Service after completing the service requirement for an Early Retirement Benefit hereunder, the Earliest Retirement Age is the earliest date the Participant could have retired and begun receiving his Early Retirement Benefit.

            (d) If retirement benefits have begun to be paid to the Participant and the Participant dies before his entire interest has been distributed to him, distribution shall continue to the Participant's Beneficiary in accordance with the terms of this Plan and the Participant's executed beneficiary designation (if in effect) and consistent with the method of payment selected by the Participant. Notwithstanding anything to the contrary in the Plan or any payment election made by a Participant, if distribution of the Participant's benefit has begun as of the time of the Participant's death as determined under Code ss.401(a)(9), the remaining benefit shall be distributed to his Beneficiary at least as rapidly as under the method of distribution in effect as of the date of the Participant's death.

            (e) Regardless of the normal form of benefit or any optional form chosen by the Participation or his Beneficiary, the Actuarial Equivalent of the Pre-Retirement Survivor Annuity shall be paid in a lump sum, without the consent of the Participant's Spouse, under the following circumstances:

                  (1) for Plan Years beginning before August 6, 1997, the single sum Actuarial Equivalent of such death benefit does not exceed $3,500 at the time of distribution;

                  (2) for Plan Years beginning on or after August 6, 1997, the single sum Actuarial Equivalent of such death benefit does not exceed $5,000 at the time of distribution.

Notwithstanding the foregoing, no distribution to the surviving Spouse may be made after the Annuity Starting Date unless the Spouse consents in writing to such distribution within the 90-day period preceding the date of distribution.

            (f) Notwithstanding the provisions of subparagraphs (a) and (b) above, to the extent the Cash Balance Formula and/or the provisions of subparagraph 5.2(a)(9) or (10) apply to a Participant at the time of his death, the provisions of this subparagraph (f) shall apply.

                  (1) If a Participant dies prior to the Participant's Retirement Date, such Participant's Beneficiary shall receive a death benefit equal to the Actuarial Equivalent of the Accrued Benefit determined as of the date of death.

                  (2) Death benefits payable by reason of the death of a Participant or a Retired Participant shall be paid to such Participant's Beneficiary in accordance with the following provisions:

                        (A) Upon the death of a Participant subsequent to the Participant's Retirement Date, but prior to the Annuity Starting Date, the Participant's Beneficiary shall be entitled to a death benefit in an amount equal to the Actuarial Equivalent of the benefit the Participant would have received at the Participant's Retirement Date.

                        (B) Upon the death of a Participant subsequent to the Annuity Starting Date, the Participant's Beneficiary shall be entitled to whatever death benefit may be available under the settlement arrangements pursuant to which the Participant's benefit is made payable.

                        (C) In the event of a Terminated Participant's death subsequent to the Participant's termination of employment, the Participant's Beneficiary shall receive the Present Value of such Participant's Vested Accrued Benefit as of the date of the Participant's death.

                  (3) The Administrator may require such proper proof of death and such evidence of the right of any person to receive the death benefit payable as a result of the death of a Participant as the Administrator may deem desirable. The Administrator's determination of death and the right of any person to receive payment shall be conclusive.

                  (4) Unless otherwise elected in the manner prescribed in Paragraph 6.4, the Beneficiary of that portion of the death benefit necessary to fund the "minimum spouse's death benefit" shall be the Participant's surviving spouse, who shall receive such benefit in the form of a Pre-Retirement Survivor Annuity. Except, however, the Participant may designate a Beneficiary other than the surviving spouse to receive the Actuarial Equivalent of the "minimum spouse's death benefit" if:

                        (A) the Participant and the Participant's spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Paragraph 6.4, and the spouse has waived the right to be the Participant's Beneficiary, or

                        (B) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no qualified domestic relations order which provides otherwise), or

                        (C) the Participant has no spouse, or

                        (D) the spouse cannot be located.

            In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the Internal Revenue Service) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the Internal Revenue Service) to any change in Beneficiary of that portion of the death benefit that would otherwise be paid as a Pre-Retirement Survivor Annuity unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. That portion of the death benefit remaining after the "minimum spouse's death benefit" shall be paid to the Participant's designated Beneficiary. In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive, at the time of the Participant's death, the death benefit shall be payable in accordance with Paragraph 6.6. Additionally, if the Beneficiary does not predecease the Participant, but dies prior to the distribution of the death benefit, the death benefit will be paid to the Beneficiary's estate.

                  (5) The benefit payable under this subparagraph (f) shall be paid pursuant to the provisions of Article IX.

                  (6) In no event shall the death benefit payable to a surviving spouse be less than the Actuarial Equivalent of the "minimum spouse's death benefit."

                  (7) For the purposes of this Section, the "minimum spouse's death benefit" means a death benefit for a Vested married Participant payable in the form of a Pre-Retirement Survivor Annuity. Such annuity payments shall be equal to the amount which would be payable as a survivor annuity under the joint and survivor annuity provisions of the Plan if:

                        (A) in the case of a Participant who dies after the Earliest Retirement Age, such Participant had retired with an immediate joint and survivor annuity on the day before the Participant's date of death, or

                        (B) in the case of a Participant who dies on or before the Earliest Retirement Age, such Participant had:

                              (i) separated from service on the earlier of the actual time of separation or the date of death,

                              (ii) survived to the Earliest Retirement Age,

                              (iii) retired with an immediate joint and survivor annuity at the Earliest Retirement Age based on the Participant's Vested Accrued Benefit on date of death, and

                              (iv) died on the day after the day on which said Participant would have attained the Earliest Retirement Age.

            (g) Inactive Participants who are not credited with an Hour of Service after August 22, 1984 shall be provided with rights to a pre-retirement survivor annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984 and not under the preceding terms of this paragraph.

      6.2 Commencement of Payment. To the extent the Traditional Formula applies, unless a later date is elected by the Participant's Spouse, payment to the Spouse of the Pre-Retirement Survivor Annuity or the Actuarial Equivalent lump sum shall be made as soon as administratively feasible following the Participant's Earliest Retirement Age (as defined in Paragraph 6.1). To the extent the Cash Balance Formula applies, the Actuarial Equivalent of the Pre-Retirement Survivor Annuity or the balance credited to the Participant's Account shall be payable as soon as administratively feasible following the Administrator's receipt of the Spouse's and/or Beneficiary's election(s). Notwithstanding anything to the contrary herein, distribution of the Pre-Retirement Survivor Annuity to a surviving Spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2 ("Required Beginning Date"). Distribution to a designated Beneficiary (who is not the Spouse) must be made by December 31st of the calendar year immediately following the calendar year during which the Participant died.

      6.3 Notice of Right to Waive Pre-Retirement Survivor Annuity. The Administrator shall provide each Participant with a written explanation of the terms and conditions of the Pre-Retirement Survivor Annuity in a manner consistent with Treasury regulations within that of the following periods ending last:

            (a) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34;

            (b) a reasonable period after he became a Participant;

            (c) a reasonable period ending after Code ss.401(a)(11) first applies to the Participant;

            (d) a reasonable period after the Participant's termination of employment if the Participant's termination occurs prior to age 35.

      6.4 Effective Waiver of Pre-Retirement Survivor Annuity.

            (a) Election Period. A waiver of a Pre-Retirement Survivor Annuity may be elected only during the period that begins on the first day of the Plan Year in which the Participant attains age 35 (or, if he separates from Service with the Employer prior to then, the date of separation) and ends on the date of his death.

            (b) Form of Election. The Participant's election shall be made in writing on a form prescribed by the Administrator.

            (c) Spousal Consent. The Participant's spouse must consent in writing to a Participant's election under this paragraph. Such consent shall acknowledge the effect of the election and shall be either notarized or witnessed by a Plan representative.

            (d) Revocation of Election; Subsequent Election(s). A Participant may revoke his election at any time during the election period and make one (1) or more subsequent elections at any time during the election period. A Spouse who consents to a Participant's election may not revoke his or her consent to the Participant's election. A subsequent election by the Participant resulting in a change of form of benefit must be consented to by the Spouse at the time the subsequent election is made.

            (e) Valid Election Without Consent. Notwithstanding anything herein to the contrary, a Participant's election under this paragraph shall be valid without the Spouse's consent if the Participant establishes to the satisfaction of the Plan Administrator that

                  (1) the Participant is not married at the time of the election;

                  (2) after all reasonable efforts by the Participant, the Spouse cannot be located; or

                  (3) there exists other circumstances not requiring spousal consent, as provided under Treasury regulations.

      6.5 Beneficiary Designation. Except as provided in subparagraph 6.1(f), no beneficiary other than the Participant's Spouse shall be entitled to receive death benefits payable by reason of a married Participant's death prior to his Annuity Starting Date. To the extent the Cash Balance Formula applies to a Participant who is not married at the time of his death prior to his Annuity Starting Date, death benefits shall be paid to the Beneficiary designated by the Participant.

      6.6 No Beneficiary Designation. If a Participant fails to name a Beneficiary in accordance with Paragraph 6.5, or if all designated Beneficiaries predecease him or die before complete distribution of benefits, the Trustees shall pay the Participant's remaining benefits in one of the methods specified under Article IX in the following order of priority to:

            (a) the surviving Spouse;

            (b) surviving children, including adopted children, in equal shares; or

            (c) the legal representatives of the estate of the last to die of the Participant and his Beneficiary.

                                   Article VII

                         EMPLOYMENT TERMINATION BENEFITS

      7.1 Termination of Employment. Any Participant who terminates from Service prior to attaining Retirement Age shall be entitled to receive the Vested portion of his Accrued Benefit in accordance with the terms of this Article. Vesting shall be determined under the following schedule, based on his Years of Vesting Service as of his termination date:

            (a) For those Participants hired on or after January 1, 1989:

                  Years of Vesting Service           Vested Percentage
                  ------------------------           -----------------

                  Less than 5                                 0%

                  5 or more                                 100%

            (b) For those Participants hired before January 1, 1989 credited with at least 1 Hour of Service on or after January 1, 1989:

                  Years of Vesting Service           Vested Percentage
                  ------------------------           -----------------

                  Less than 4                                  0%

                  4                                           40%

                  5 or more                                  100%

If this Plan becomes Top Heavy, this vesting schedule shall be superceded by the vesting schedule set forth in Article XIV.

      7.2 Vesting Service.

            (a) Except as otherwise provided in this paragraph, for purposes of Paragraph 7.1, a "Year of Vesting Service" shall mean any Vesting Computation Period during which the Participant completes at least 1000 Hours of Service with the Employer. Should an Employee's Eligibility Computation Period overlap two Vesting Computation Periods, and if such Employee completes 1000 Hours of Service in the Eligibility Computation Period but fails to complete 1000 Hours of Service in either of the overlapping Vesting Computation Periods, the Year of Service completed for eligibility purposes shall also be considered a Year of Vesting Service at the time the Employee becomes a Participant.

            (b) With respect to any Employee described in Paragraph 3.9, all of the Employee's service with Key Bank, N.A., Fleet Bank, Benefit Plans Administrators, Chase Bank, Citizens Bank, FleetBoston, Pricewaterhouse Coopers, LLP, Peoples Bankcorp, Inc.,

Grange National Banc Corp., First Heritage Bank or HSBC, as the case may be, prior to such Employee's employment by the Employer shall be treated as Service with the Employer for purposes of determining his Vested interest in his Accrued Benefit under this Plan.

            (c) With respect to any Employee described in Paragraph 3.10, all of the Employee's service with Elias prior to April 3, 2000 shall be treated as Service with the Employer for purposes of determining his Vested interest in his Accrued Benefit under this Plan.

      7.3 Break in Service. For purposes of this Article, a Participant shall incur a Break in Vesting Service if during any Vesting Computation Period he does not complete more than 500 Hours of Service with the Employer.

      7.4 Determination of Years of Service for Vesting. All of the Participant's credited Years of Vesting Service with the Employer shall be taken into account in determining a Participant's Vested interest in the Plan, except as follows:

            (a) In the case of a Participant who has any One-Year Break in Service, Years of Vesting Service before such Break shall be disregarded until such Participant completes a Year of Vesting Service after his return to employment.

            (b) In the case of any Participant who incurs 5 or more consecutive One-Year Breaks in Service and who at the time of his Termination of Employment did not have a Vested right to any portion of his Accrued Benefit derived from Employer Contributions, Years of Vesting Service before such break shall be disregarded for purposes of vesting his Accrued Benefit that is earned after such break if the number of consecutive One-Year Breaks in Service equals or exceeds the number of Years of Vesting Service before such break. Such aggregate number of Years of Vesting Service before such break shall not include any Years of Vesting Service not required to be taken into account under this paragraph by reason of any prior Break in Service.

            (c) Years of Vesting Service after a period of 5 or more consecutive One-Year Breaks in Service shall be disregarded for purposes of determining the Participant's Vested interest in his Accrued Benefit that is earned before such break.

            (d) Notwithstanding (c) above, for the purpose of determining a reemployed Participant's Vested interest in his Accrued Benefit earned after such Participant's date of reemployment, if the Participant had a Vested interest in his then Accrued Benefit when his prior period of employment terminated, any Years of Vesting Service attributable to his prior period of employment shall not be disregarded and shall be reinstated as of the date of such Participant's reparticipation.

      7.5 Forfeitures.

            (a) Forfeiture of any portion of a Participant's Accrued Benefit shall occur as of the date the Participant receives a lump sum distribution of his Vested Accrued Benefit following his Termination of Employment. A Participant who at his Termination of Employment had no Vested right to his Accrued Benefit will be considered to have received a lump sum distribution of his entire Vested Accrued Benefit on the last day on which he performed an Hour of Service.

            (b) Forfeitures for any Plan Year shall be applied to reduce the Employer's contribution to the Trust for such Plan Year and succeeding Plan Years and shall not revert to the Employer except as otherwise permitted herein.

      7.6 Payment of Vested Benefit.

            (a) To the extent the Traditional Formula applies, the Vested Accrued Benefit of a Participant who terminates employment prior to attaining Retirement Age shall become payable to the Participant, if living, in an Actuarial Equivalent amount as soon as administratively feasible following the date the Participant attains Retirement Age. Payment shall be made to the Participant in the normal form in accordance with Paragraph 9.1 or an optional form in accordance with Paragraph 9.3.

            (b) To the extent the Cash Balance Formula applies, the Vested Account balance of a Participant who terminates employment shall be payable to the Participant as soon as administratively feasible following the Administrator's receipt of appropriate election and consent forms. Payment shall be made in accordance with Article IX.

            (c) Notwithstanding subparagraphs (a) and (b), the single sum Actuarial Equivalent of the Participant's Vested Accrued Benefit shall be paid in a single sum as soon as practicable following his Termination of Employment without his consent or the consent of his Spouse under any of the following circumstances:

                  (1) for distribution occurring in Plan Years beginning before August 6, 1997, the amount of such single sum did not exceed $3,500 at the time of distribution;

                  (2) for distributions occurring in Plan Years beginning on or after August 6, 1997, the amount of such single sum does not exceed $5,000 at the time of distribution, regardless of the value of the Participant's Vested Accrued Benefit at the time of any earlier distribution; however, this subparagraph (2) shall not apply if a Participant has begun to receive distribution of his Vested Accrued Benefit and there is still payable at least one scheduled periodic distribution and the single sum present value of his Vested Accrued Benefit exceeded $5,000 at the time the earlier distribution began or was made.

      7.7 Reemployment of Participant. If a former Participant who received a distribution returns to Service and repays the entire amount previously received, plus interest from the date of distribution at 120% of the Federal mid-term rate (in effect under Code ss.1274 for the first month of the Plan Year of payment) compounded annually, before the earlier of (i) the fifth anniversary of the Participant's Reemployment Date or (ii) the close of a period of 5 consecutive One-Year Breaks in Service commencing after distribution, his Accrued Benefit, Years of Creditable Service and Years of Vesting Service shall be restored to the levels at the time of his termination of employment. If the former Participant fails to repay the amount(s) plus interest, his Accrued Benefit, Years of Creditable Service and Years of Vesting Service attributable to his pre-Break Service shall be fully restored, but his benefit payable upon his later termination from Service shall be reduced actuarially by the value of amounts previously paid.

                                  Article VIII

                             LIMITATION OF BENEFITS

      8.1 Maximum Permissible Benefit.

            (a) Except as otherwise provided in this Article, a Participant's annual retirement benefit payable hereunder and expressed as a straight life annuity with no ancillary benefits (hereinafter referred to in this Article as the "Annual Benefit") shall not exceed the lesser of:

                  (1) $160,000 ($90,000 for Limitation Years ending before January 1, 2002) multiplied by the Cost of Living Factor, and further multiplied by a fraction (not to exceed 1), the numerator of which is the Participant's Years of Participation, and the denominator of which is 10; or

                  (2) 100% of the Participant's Compensation for his high three consecutive Years of Service, multiplied by a fraction (not to exceed 1), the numerator of which is all of his Years of Service, and the denominator of which is 10.

For purposes of this paragraph, a Year of Service shall mean any Eligibility Computation Period, beginning on the Participant's first hire date or thereafter, during which the Participant completed 1000 Hours of Service. The limitation described in this subparagraph (a) shall be referred to in this Article as the Participant's "Maximum Permissible Benefit".

            (b) An Accrued Benefit payable in any form other than a straight life annuity shall be adjusted to an equivalent straight life annuity. For purposes of adjusting a benefit to an equivalent "annual benefit", the equivalent "annual benefit" shall be the greater of the Actuarial Equivalent of such "annual benefit" computed using the Plan interest rate and mortality table (as determined under Paragraph 2.3) and the equivalent "annual benefit" computed using 5% interest and the blended 1983 GAM table specified in Revenue Ruling 95-6, or such successor table as may be prescribed by the Secretary of the Treasury. If the benefit is paid in a form other than a nondecreasing life annuity payable for a period of not less than the life of the Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, the annual interest rate on 30-year Treasury securities as published for the second full calendar month (the "Lookback Month") preceding the first day of the Plan Year (the "Stability Period") shall be substituted for 5% in the preceding sentence. As the Effective Date of the Plan is after the first day of the first Limitation Year beginning in 1995 (the "Retirement Protection Act of 1994 section 415 effective date"), all changes to Code ss.415(b)(2)(E) enacted in the Retirement Protection Act of 1994 shall apply to all benefit calculations hereunder.

      8.2 Aggregation of Defined Benefit Plans. For purposes of this Article, all defined benefit plans maintained by the Employer shall be considered as a single plan.

      8.3 Adjustments to Benefit Limitations.

            (a) Retirement Prior to Social Security Retirement Age. If a Participant's retirement benefit begins before the Participant's Social Security Retirement Age under the Social Security Act, the dollar limitation under Paragraph 8.1(a)(l) shall be reduced as follows:

                  (1) If payment commences prior to age 62, reduction of the dollar limit under Paragraph 8.1(a)(1) shall be to the Actuarial Equivalent of such dollar limit beginning at age 62, reduced for each month by which benefits commence before the month the Participant attains age 62. The interest rate assumption used to determine the Actuarial Equivalent shall be the greater of 5% or the post-retirement interest rate described in Paragraph 2.3(b).

                  (2) If payment commences on or after age 62 and the Participant's Social Security Retirement Age is 65, reduction of the dollar limit under Paragraph 8.1(a)(l) shall be 5/9 of 1 % for each month by which benefits commence before the month in which the Participant attains age 65.

                  (3) If payment commences on or after age 62 and the Participant's Social Security Retirement Age is 66 or older, reduction of the dollar limit under Paragraph 8.1(a)(l) shall be 5/9 of 1% for each of the first 36 months and 5/12 of 1 % for each additional month (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

      For Limitation Years ending after December 31, 2001, if a Participant's retirement benefit begins before the Participant attains age 62, the dollar limitation under Paragraph 8.1(a)(1) shall be reduced to the Actuarial Equivalent of such dollar limit beginning at age 62, reduced for each month by which benefits commence before the month the Participant attains age 62. The interest rate assumption used to determine the Actuarial Equivalent shall be the greater of 5% or the post-retirement interest rate described in Paragraph 2.3(b).

            (b) Retirement After Social Security Retirement Age. If the retirement benefit begins after the Participant's Social Security Retirement Age, the dollar limitation under Paragraph 8.1(a)(l) shall be increased so that it is the Actuarial Equivalent of the amount in such Paragraph 8.1 (a)(l) beginning at the Participant's Social Security Retirement Age, multiplied by the Cost of Living Factor. The interest rate assumption used to determine the Actuarial Equivalent shall not exceed 5%.

      For Limitation Years ending after December 31, 2001, if the retirement benefit begins on or after the Participant 66th birthday, the dollar limitation under Paragraph 8.1(a)(1) shall be increased so that it is the Actuarial Equivalent of the amount in such Paragraph 8.1(a)(1) beginning at age 66, multiplied by the Cost of Living Factor. The interest rate assumption used to determine the Actuarial Equivalent shall not exceed 5%.

            (c) No Anticipatory Adjustments. For purposes of adjusting the Annual Benefit under this paragraph, no adjustments shall be taken into account before the year for which such adjustment first takes effect.

      8.4 Exception for Minimum Benefit. Notwithstanding the preceding provisions of this Article, the Participant's retirement benefit shall be deemed not to exceed the Maximum Permissible Benefit if (a) his Annual Benefit payable under this Plan and under all other Defined Benefit Plans sponsored by the Employer does not exceed $10,000, multiplied by a fraction (not to exceed 1) the numerator of which is all of his Years of Service (as defined in Paragraph 8.1(a)) and the denominator of which is 10; and (b) the Participant never participated in a Defined Contribution Plan maintained by the Employer.

      8.5 Limitations for Defined Contribution Plans. Effective for Plan Years beginning on or after December 31, 1994, the Annual Additions for any Limitation Year for a Participant participating only in a Defined Contribution Plan maintained by the Employer shall not exceed the lesser of: (i) $30,000 multiplied by the applicable Cost of Living Factor, or (ii) 25% of the Participant's compensation as defined in Code ss.415(c)(3).

      8.6 Limitation if Employer Maintains Defined Contribution Plan(s) in Addition to this Plan. For Plan Years beginning prior to January 1, 2000, if an Employee is or has ever been a Participant in one or more Defined Benefit Plans and one or more Defined Contribution Plans maintained by the Employer or any Affiliated Company, then for any Limitation Year the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction may not exceed 1.0. If for any Limitation Year such sum would exceed 1.0, to the extent necessary to avoid such excess (a) the Participant's voluntary contributions which constitute Annual Additions to the Defined Contribution Plans of the Employer and any Affiliated Company and Participant voluntary contributions to this Plan shall be returned to him, and (b) the annual benefit which the Participant would accrue for such Limitation Year under this Plan shall be limited such that the sum of both fractions shall not exceed 1.0.

      8.7 Definitions. For purposes of this Article, the following terms shall have the following meanings:

            (a) "Annual Additions" with respect to any Participant shall mean the sum of the following amounts allocated to the Participant's Account in a Defined Contribution Plan for a Limitation Year:

                  (1) all Employer contributions;

                  (2) all Employee contributions (excluding any Rollover
Amount);

                  (3) all forfeitures; plus

                  (4) amounts described in Code ss.415(i)(1) and amounts described in Code ss.419(A)(d)(2), which are paid or accrued to a Key Employee, but only for determining whether the dollar limit in Paragraph 8.5 is exceeded.

            (b) "Limitation Year" shall mean the Employer's fiscal year or any other 12 consecutive month period the Employer, by written resolution, adopts for all plans of which it is the Employer.

            (c) "Accounting Date" shall mean the date with respect to which the plan administrator allocates all or any portion of Employer contributions, Employee contributions, and Forfeitures (if any) to the Participants' Accounts.

            (d) "Highest average compensation" shall mean the average Compensation for the 3 consecutive years of service with the Employer that produces the highest average.

            (e) "Participant's Account" shall mean the account established and maintained for each Participant with respect to his total interest in the Defined Contribution Plan maintained by the Employer.

            (f) (1) "Compensation" for purposes of the limitations contained in this Article shall be the Participant's Compensation measured in relation to the Limitation Year, adjusted in accordance with Treas. Regs. ss.1.415-2(d)(2) and
(3).

                  (2) For Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations described in Paragraphs 8.1 and 8.5, Compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the Employee by reason of Code ss.132(f)(4).

            (g) Social Security Retirement Age means:

                  (1) age 65 for a Participant attaining age 62 before January 1, 2000;

                  (2) age 66 for a Participant attaining age 62 after December 31, 1999 and before January 1, 2017;

                  (3) age 67 for a Participant attaining age 62 after December 31, 2016.

                                   Article IX

                               PAYMENT OF BENEFITS

      9.1 Form and Payment of Benefit. The retirement benefit payable to a Participant hereunder shall be paid in accordance with the following:

            (a) The normal form of benefit is, for a non-married Participant, a life annuity, and for a married Participant, a Qualified Joint and Survivor Annuity which is the Actuarial Equivalent of his Accrued Benefit payable in the form of a life annuity. Prior to distribution, the Administrator shall obtain the consent of the Participant and, if he is married, the Participant's Spouse, if required pursuant to Paragraph 9.9.

            (b) Subject to the terms of Paragraph 9.4, unless the Participant elects a later beginning date in writing, the Trustee shall commence distribution of a Participant's benefit not later than 60 days after the close of the Plan Year in which the latest of the following occurs:

                  (1) The earlier of the Participant's Normal Retirement Date, or the date he attains age 65;

                  (2) The tenth anniversary of the year in which the Participant commenced participation in the Plan; or

                  (3) The date on which the Participant terminates Service with the Employer.

            (c) Notwithstanding the terms of subparagraph (a), a Participant may elect at any time during the 90-day period ending on his Annuity Starting Date to receive an optional form of benefit under Paragraph 9.3 or to select a non-Spouse Beneficiary, however, a married Participant must obtain the consent of his Spouse to either such election unless otherwise provided in this Article.

      9.2 Notice of Right to Waive Normal Form and Select Optional Form.

            (a) Subject to the provisions of subparagraph (b) below, no less than 30 days nor more than 90 days before the Participant's Annuity Starting Date, the Administrator shall provide the Participant a written explanation of the terms and conditions of the normal form of benefit, including the Participant's right to make and the effect of an election to waive the normal form of benefit, the material features and relative values of the available optional forms of benefit, the rights of the Participant's Spouse regarding the waiver election, and the Participant's right to make and the effect of a revocation of a waiver election.

            (b) Effective for Plan Years beginning after December 31, 1996, the Participant may elect to begin receiving his benefits less than 30 days after the Participant receives the written explanation described in subparagraph (a) above, provided that:

                  (1) the Administrator clearly informs the Participant of the Participant's right to a period of at least 30 days after receipt of the explanation to consider the decision to receive his benefit and to elect an optional form;

                  (2) the distribution does not begin before the end of the 7-day period that begins the day after the Participant's receipt of the written explanation;

                  (3) the Participant affirmatively elects distribution after receipt of the notice;

                  (4) the Participant is notified of his right to revoke his election prior to the end of the 7-day period described in subparagraph (b)(2) above and does not revoke his election within that time period; and

                  (5) in accordance with Paragraph 9.5 his Spouse consents to the optional form chosen (if any) and to the waiver of the 30-day notice period.

      9.3 Optional Forms of Benefit.

            (a) Participant's Waiver and Election of Optional Form. A Participant may elect, under the procedure described in Paragraph 9.5, to waive his normal form of benefit and select an Actuarial Equivalent form under one of the following options:

                  (1) a life annuity, payable no less frequently than annually, with payments ending on the Participant's death;

                  (2) a life annuity with 60 monthly payments guaranteed;

                  (3) a joint life and last survivor annuity, with payments ending on the death of the survivor of the Participant and the contingent annuitant (Payments to the contingent annuitant shall be equal to 50%, 75% or 100% of the monthly amount paid to the Participants.);

                  (4) a joint life and last survivor annuity, payable no less frequently than annually, with 60 monthly payments guaranteed;

                  (5) to the extent the Cash Balance Formula applies, or subparagraph 5.2(a)(9), 5.2(a)(10), 5.3(d) or 5.3(e) applies, a single lump sum payment; and

                  (6) with respect to any vested Participant who terminated employment for any reason after December 31, 2003 and before October 1, 2004, a single lump sum payment; provided that such a Participant must make the lump sum election by June 30, 2005. Eligible Participants who make the foregoing election and who previously commenced receipt of Plan benefits shall be considered to have a new Annuity Starting Date and shall have the elected lump sum payment reduced by the value of Plan benefits previously paid.

            (b) Cash-Out. Notwithstanding the normal form of benefit or any optional form selected by the Participant, the Actuarial Equivalent of the Participant's Vested Accrued Benefit shall be paid in a single sum under any of the following circumstances:

                  (1) for distribution occurring in Plan Years beginning before August 6, 1997, the amount of such single sum does not exceed $3,500 at the time of distribution; or

                  (2) for distributions occurring in Plan Years beginning on or after August 6, 1997, the amount of such single sum does not exceed $5,000 at the time of distribution, regardless of the value of the Participant's Vested Accrued Benefit at the time of any earlier distribution; however, this subparagraph shall not apply if a Participant has begun to receive distribution of his Vested Accrued Benefit and there is still payable at least one scheduled periodic distribution and the single sum present value of his Vested Accrued Benefit exceeded $5,000 at the time the earlier distribution began or was made.

Such distributions may be made without the consent of either the Participant or his Spouse; however, if distribution is to be made after the Annuity Starting Date, the Participant and his Spouse (or if the Participant has died, the surviving Spouse) must consent in writing to such distribution in accordance with Paragraph 9.9.

            (c) Selection of Form by Beneficiary. Following a Participant's death the Beneficiary may elect to receive his or her benefit under any of the options listed in subparagraph (a), unless the Participant irrevocably elects an optional form of benefit to be paid to his Beneficiary.

            (d) Alternate Form to Comply With Minimum Distribution Rules. No alternate form of benefit described in subparagraph (a) shall result in an annual payment to a Participant or his Beneficiary which fails to comply with the minimum distribution rules under Code ss.401(a)(9), as generally described in Paragraph 9.4. The Administrator shall, after consultation with the Participant (or his Beneficiary, as the case may be), modify such non-complying form to the extent necessary to conform the selected mode of payment to such rules.

            (e) Validity of ss.242(b)(2) Elections. Notwithstanding the foregoing provisions of this Article, the Administrator shall pay the Participant's retirement benefit in accordance with his timely written election which meets the requirements of ss.242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, provided that a married Participant's Spouse consents in writing to such election, which consent is either notarized or witnessed by a Plan representative.

            (f) Validity of Waiver. A Participant's waiver of the normal form of retirement benefit or pre-retirement death benefit and election of an optional form under this paragraph shall be valid only if executed in accordance with Paragraph 9.5.

            (g) Participant Consent to Early Distributions. No distribution of an optional form of benefit to the Participant (except a cash-out under subparagraph (b)) may be made without the Participant's prior consent, if required under the provisions of Paragraph 9.9.

      9.4 Minimum Distribution Rules.

            (a) Benefits under this Plan shall be paid in a form that, as of the Required Beginning Date, satisfies the minimum distribution rules and minimum distribution incidental benefit rules under this paragraph, Code ss.401(a)(9) and Treas. Reg. ss. 1.401(a)(9)-2. If any provision of this Plan is inconsistent with Code ss.401(a)(9), the provisions of Code ss.401(a)(9) shall control.

            (b) The Administrator shall, after consultation with the Participant (or his Beneficiary, as the case may be), modify any noncomplying form of payment to the extent necessary to conform the selected mode of payment to such rules.

            (c) Without limiting the generality of the foregoing provisions of this paragraph, a Participant's Accrued Benefit payable to the Participant must be distributed:

                  (1) in its entirety to the Participant on or before his Required Beginning Date, or

                  (2) in two or more payments, beginning on or before his Required Beginning Date, over a period of time not extending beyond the Participant's life, the lives of the Participant and his Designated Beneficiary, the Participant's life expectancy, or the joint life and last survivor expectancy of the Participant and his Designated Beneficiary.

            (d) If the Participant dies prior to the date benefit payments have begun (determined in accordance with Code ss.401(a)(9)), the following rules apply:

                  (1) With respect to benefits payable other than to a Designated Beneficiary, the benefits shall be distributed in their entirety by no later than December 31 of the calendar year in which occurs the fifth anniversary of the Participant's death;

                  (2) The portion of the Participant's benefit payable to a Designated Beneficiary shall commence by December 31 of the calendar year immediately following the calendar year of the Participant's death, and shall be distributed in minimum amounts in accordance with Code ss.401(a)(9), over the life of the Designated Beneficiary or over a period not longer than the Designated Beneficiary's life expectancy as selected by the Designated Beneficiary. Alternatively, the Designated Beneficiary may irrevocably elect to receive all benefits by no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death. Such election must be made by the earlier of:

                        (A) December 31 of the calendar year in which distributions would, absent such election, be required to begin to the Designated Beneficiary; or

                        (B) December 31 of the calendar year containing the fifth anniversary of the Participant's death.

Absent such election, payments shall be made over the life expectancy of the Designated Beneficiary, commencing by December 31 of the calendar year following the Participant's death. With respect to benefits payable to the surviving Spouse, payment need not commence until the later of (i) December 31 of the calendar year immediately following the calendar year of the Participant's death, or (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

            (e) Death of Participant After Payments Begin. If the Participant dies after the date benefit payments have begun (determined in accordance with Code ss.401(a)(9)), the balance of the Participant's benefit shall be distributed at least as rapidly as under the method of distribution in effect as of the date of his death.

            (f) Definitions. For purposes of this Article:

                  (1) "Required Beginning Date" shall mean:

                        (A) for a Participant who is a 5% owner (as determined under Code ss.401(a)(9)), the April 1 following the calendar year in which he attains age 70 1/2; and

                        (B) effective for Plan Years beginning after December 31, 1996, for all other Participants, the April 1 following the later of (i) the calendar year in which he attains age 70 1/2 or (ii) the calendar year in which he retires. If the Participant becomes a 5% owner after attaining age 70 1/2, his Required Beginning Date shall be the April 1 immediately following the calendar year with or within which ends the Plan Year in which the Participant became a 5% owner.

                  (2) "Designated Beneficiary" shall mean such person or entity named by the Participant or named pursuant to Paragraph 6.6 to receive benefits following the Participant's death, who (or which) qualifies as a "designated beneficiary" under Code ss.401(a)(9).

            (g) Effect of Disclaimer. Any Designated Beneficiary may disclaim all or any portion of the benefit to which the Designated Beneficiary is entitled at any time within 9 months following the Participant's death. Such disclaimed portion shall then be payable to such alternate Beneficiary designated by the Participant to receive the disclaimed portion, or in the absence of such contingent designation, to such individual(s), in the order of priority, designated in Paragraph 6.6.

      9.5 Election Procedure-Qualified Waivers.

            (a) Election Period. A married Participant's waiver of a Qualified Joint and Survivor Annuity or an unmarried Participant's waiver of a straight life annuity may be elected only during the 90-day period ending on the Annuity Starting Date.

            (b) Form of Election. The Participant's election shall be made in writing on a form prescribed by the Administrator.

            (c) Spousal Consent. No election of an optional form of benefit by a married Participant shall be effective without the written consent of the Participant's Spouse. Such consent shall acknowledge the effect of the election and shall be either notarized or witnessed by a Plan representative.

            (d) Revocation of Election; Subsequent Election(s). A Participant may revoke his election at any time during the applicable election period, and he or she may make one or more subsequent elections at any time during the applicable election period. A Spouse who consents to a Participant's election may not revoke his or her consent to that election. A subsequent election by the Participant resulting in a change of Beneficiary or form of benefit must be consented to by the Participant's Spouse at the time the subsequent election is made, unless the Spouse executed a general consent. Such consent must, in addition, acknowledge the specific non-spouse Beneficiary including any class of beneficiaries or any contingent Beneficiaries.

            (e) Valid Election Without Consent. Notwithstanding anything herein to the contrary, a Participant's election under this paragraph shall be valid without the Spouse's consent if the Participant establishes to the satisfaction of the Administrator that:

                  (1) the Participant is not married at the time of the election;

                  (2) after all reasonable efforts by the Participant, the Participant's Spouse cannot be located; or

                  (3) there exists other circumstances not requiring spousal consent, as provided under Treasury regulations.

      9.6 Qualified Domestic Relations Orders. For purposes of this Article and
Article XV, to the extent provided in a Qualified Domestic Relations Order (as defined in Article XV), a Participant's Spouse or former Spouse who is entitled to any portion of the Participant's Accrued Benefit shall be treated as the Participant's Spouse or surviving Spouse, as the case may be, with respect to the portion of the Accrued Benefit to which he or she may be entitled under such Qualified Domestic Relations Order. With respect to the remaining portion (if any) of the Participant's Accrued Benefit, the Participant's former Spouse shall be treated as not married to the Participant.

      9.7 Post-Distribution Credits. If after payment has commenced there shall be additional benefits accrued by a Participant, the Administrator shall direct adjustment of the remaining payments so as to include all such credited sums, as nearly evenly as possible, in the remaining payments.

      9.8 Incompetency of Recipient. In the event of the incompetency of a Participant or Beneficiary at any time while he or she is entitled to receive benefits under the Plan, the Trustees, in their sole discretion, may pay such benefits to the legal representative of such incompetent or to such other person as the Trustees shall deem appropriate.

      9.9 Required Consents.

            (a) (1) If the Participant's Vested Accrued Benefit cannot be distributed under Paragraphs 7.6(b) or 9.3(b), the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of the Vested Accrued Benefit. Such consent shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall describe the material features and explain the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Paragraph 9.2. The notice shall be provided no less than 30 days but no more than 90 days prior to the Annuity Starting Date, except as provided in subparagraph (a)(2) below.

                  (2) The written explanation described in subparagraph (a)(1) may be provided after the Annuity Starting Date, in which case the 90-day election period shall not end before the 30th day after the date on which such explanation is provided. The Secretary may by regulations limit the period of time by which the Annuity Starting Date precedes the provision of the written explanation.

            A Participant may elect (with spousal consent if the Participant is married) to waive any requirement that the written explanation be provided at least 30 days before the Annuity Starting Date, and may waive the 30-day requirement under the foregoing provisions of this subparagraph, if the distribution commences more than 7 days after the explanation is provided.

            (b) Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the benefit is immediately distributable. Neither the consent of the Participant or the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code ss.ss.401(a)(9) or 415.

            (c) A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained had he not died) the later of his Normal Retirement Age or age 62.

      9.10 Annuity Contracts. Any annuity form of distribution may be distributed to the annuitant in the form of an annuity contract, provided that such contract is by its terms non-transferable (except for surrender to the obligor under such contract). The terms of any such contract shall comply with the requirements of this Plan and, in the event of any conflict, the terms of this Plan shall control.

      9.11 Loans to Participants. Loans to Participants or Beneficiaries shall not be allowed from this Plan.

      9.12 Direct Rollover.

            (a) Rollover to Eligible Plan. Notwithstanding any contrary provision in this Plan, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

            (b) Definitions. For purposes of this paragraph:

                  (1) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Code ss.401(a)(9); nor the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). For distributions made after December 31, 2001, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distribute may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

                  (2) "Eligible Retirement Plan" means an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is limited to an individual retirement account or individual retirement annuity.

                  For distributions made after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in Code ss.403(b) and an eligible plan under Code ss.457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state, and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternative payee under a qualified domestic relation order, as defined in Code ss.414(p).

                  (3) "Distributee" means an Employee or former Employee, his or her surviving Spouse, or his or her Spouse or former Spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in Paragraph 15.5) with regard to the interest of the Spouse or former Spouse.

                  (4) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

            (c) Automatic Rollover. Effective as of March 28, 2005, absent an affirmative election by the Distributee, an Eligible Rollover Distribution of an amount in excess of $1,000 but not exceeding $5,000 which is required to be distributed to the Distributee without the consent of the Distributee (in accordance with the applicable terms of the Plan) shall be rolled over into an individual retirement plan, as defined in Code Section 7701(a)(37), established for the benefit of the Distributee. The establishment of the individual retirement plan shall comply with the requirements of 29 C.F.R. 2550.404a-2. Automatic rollovers from the Plan shall be administered in accordance with, and shall be subject to, the requirements of Code Sections 401(a)(31) and 402.

                                    Article X

                                  CONTRIBUTIONS

      10.1 Fund. The funding of the Plan and payment of the benefits hereunder will be provided through, and only through, the medium of a Trust Fund to which contributions shall be made by the Employer as provided herein, and which shall be held by the Trustee under the provisions of this Plan and Trust. This Plan confers no right to any Participant, Beneficiary or any other person claiming through such Participant or Beneficiary to any asset of the Employer to provide the benefits provided hereunder.

      10.2 Employer Contributions. The Employer intends to make from time to time such contributions to the Trust Fund as determined necessary or appropriate by the Plan Administrator to fund the Plan in accordance with the minimum funding standards of the Code, and to make such contributions in periodic installments as may be required under ERISA or the Code. Administration expenses of the Plan, unless paid by the Employer, will be paid out of the assets of the Trust Fund.

      10.3 Employee Contributions. No Participant shall be required or allowed to make contributions to the Trust.

      10.4 Rollover Contribution. Rollover Contributions will not be accepted by the Plan.

                                   Article XI

                       EMPLOYER ADMINISTRATIVE PROVISIONS

      11.1 Information to Administrator. The Employer shall supply current information to the Administrator as to the name, date of birth, date of employment, annual compensation, leaves of absences, Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Administrator considers necessary. The Employer's records as to the current information the Employer furnishes to the Administrator shall be conclusive as to all persons.

      11.2 No Liability. Except as specifically provided herein, the Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act or failure to act on the part of the Trustees or the Administrator.

      11.3 Indemnity of Administrator. To the maximum extent not prohibited by law, the Employer shall indemnify and hold harmless the Administrator from and against any and all loss, liability or expense incurred by the Administrator by reason of any act or conduct (except that amounting to the Administrator's willful misconduct or gross negligence) in the administration of the Trust or Plan or both, including all expenses reasonably incurred in the Administrator's defense in case the Employer fails to provide such defense.

                                   Article XII

                      PARTICIPANT ADMINISTRATIVE PROVISIONS

      12.1 Personal Data to Plan Administrator. Each person entitled to benefits hereunder must furnish to the Administrator such evidence, data or information as the Administrator considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant furnish promptly full, true and complete evidence, data and information when requested by the Administrator.

      12.2 Address for Notification. Each Participant and each Beneficiary of a deceased Participant shall file with the Administrator from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant or Beneficiary at his last post office address filed with the Administrator, or as shown on the records of the Employer, shall bind the Participant, or Beneficiary, for all purposes of this Plan.

      12.3 Assignment or Alienation. Except as permitted under the Code and/or ERISA, neither a Participant nor a Beneficiary shall transfer, assign or alienate any benefit provided under the Plan, nor shall such benefit be subject to attachment, execution, garnishment or other legal or equitable process, and the Trustee shall not recognize any such transfer, assignment, alienation, attachment, execution or legal or equitable process.

      12.4 Litigation Against the Trust. If any legal action filed against the Trustee or the Administrator, or against any individual Administrator, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself or the Administrator all costs and fees expended by it or him by surcharging, to the extent such surcharging is not prohibited by ERISA, all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary.

      12.5 Denial of Claim.

            (a) If the Plan Administrator denies a claim in whole or in part, it shall send the claimant a written notice of the denial.

            (b) The Plan Administrator shall send the denial notice within 90 days after the date if receives a claim, unless it needs additional time to make its decision. In that case, the Plan Administrator may authorize an extension of up to an additional 90 days, if it notifies the claimant of the extension within the initial 90-day period. The extension notice shall state the reasons for the extension and the expected decision date.

            (c) The denial notice shall be written in a manner calculated to be understood by the claimant and shall contain:

                  (1) The specific reason or reasons for the denial of the claim;

                  (2) Specific reference to pertinent Plan provisions on which the denial is based;

                  (3) A description of any additional material or information necessary to perfect the claim, with an explanation of why the material or information is necessary;

                  (4) An explanation of the review procedures provided by
Section 12.6 and 12.7; and

                  (5) A statement regarding the claimant's right to commence a civil action.

      12.6 Request for Review of Denial.

            (a) Within 60 days after the claimant receives a denial notice, the claimant may file a request for review with the Plan Administrator. Any such request must be made in writing.

            (b) A claimant who timely requests review shall have the right to review documents affecting the claim, to submit additional information or written comments, and to be represented.

      12.7 Review Decision.

            (a) The Plan Administrator shall send the claimant a written decision on any request for review that it receives.

            (b) The Plan Administrator shall send the review decision within 60 days after the date it receives a request for review, unless an extension of time is needed, due to special circumstances. In that case, the Plan Administrator may authorize an extension of up to an additional 60 days, provided it notifies the claimant of the extension within the initial 60-day period.

            (c) The review decision shall be written in a manner calculated to be understood by the claimant and shall contain:

                  (1) The specific reason or reasons for the decision;

                  (2) Specific reference to the pertinent Plan provisions on which the decision is based; and

                  (3) A statement regarding the claimant's right to commence a civil action.

            (d) If the Plan Administrator does not send the claimant a review decision within the applicable time period, the claim shall be deemed denied on review.

            (e) The review decision (including a deemed decision) shall be the final decision of the Plan.

                                  Article XIII

                                 ADMINISTRATION

      13.1 Appointment; Compensation.

            (a) The Employer shall appoint one or more persons (whether or not Participants) to act as Administrator. In the absence of such appointment, the Employer shall act as Administrator.

            (b) The Administrator shall serve without compensation, but the Employer shall pay all expenses of the Administrator including the expense for any bond required under ERISA.

      13.2 Term. The Administrator shall serve until its successor is appointed. Any Administrator may resign upon 10 days' prior written notice. The Employer may remove any individual acting as Administrator at any time and, in its discretion, appoint a successor whenever a vacancy occurs.

      13.3 Action During Vacancy. In case of a vacancy in the position of Administrator, the persons remaining to act as Administrator may exercise any and all of the powers, authority, duties and discretion conferred upon the Administrator pending the filling of the vacancy.

      13.4 General Powers and Duties. The Administrator shall have the authority and responsibility to administer the Plan. The Administrator shall have all powers necessary or appropriate to administer the Plan, including, but not limited to the following:

            (a) to select a secretary, who need not be an individual;

            (b) to direct the Trustee as respects the crediting and distribution of the Trust fund;

            (c) to furnish the Employer with information required by the Employer for tax or other purposes;

            (d) to engage the service of actuaries, agents, accountants, attorneys, physicians or such other personnel, whom it may deem advisable to assist it with the performance of its duties;

            (e) to engage the services of an Investment Manager who shall have full power and authority to manage, acquire or dispose (or direct the Trustees with respect to acquisition or disposition) of any Plan asset under its control;

            (f) to be the sole and exclusive arbiter of all questions arising with respect to issues under the Plan as to coverage and eligibility, both as to participation and as to benefits and the amount thereof, including, without limitation, the determination of those individuals who are deemed employees of the Employer (or any controlled group member). This Plan is to be construed to exclude all individuals who are not classified by the Employer as employees for purposes of the Employer's payroll system, and the Administrator is authorized to do so, despite the fact that its decision may result in the loss of the Plan's tax qualification;

            (g) to adopt rules of procedure and regulations as the Administrator deems desirable for the conduct of the administration of the Plan;

            (h) to interpret the terms of the Plan and the Administrator's rules and regulations, and to determine all questions arising in the administration, interpretation and application of the Plan;

            (i) to render and review decisions respecting claims for benefits and rights under the Plan;

            (j) to make factual determinations relating to the value of a Participant's Accrued Benefit and the right to receive such Accrued Benefit;

            (k) to determine whether a domestic relations order constitutes a Qualified Domestic Relations Order and whether a putative Alternate Payee otherwise qualifies for benefits hereunder; and

            (1) to correct any defect, supply any omission or reconcile any inconsistency, including but not limited to mathematical or arithmetical errors, in such manner and to such an extent as it shall deem necessary to carry out the purposes of this Plan.

            Any final decision by the Administrator shall be binding and conclusive on all parties concerned. The Administrator shall have absolute, exclusive, total and complete discretion in carrying out the Administrator's duties and responsibilities, and no decision by the Administrator shall be modified or overturned upon judicial review unless it was arbitrary and capricious or made in bad faith.

      13.5 Funding Policy. The Administrator shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. The Administrator shall review, not less often than annually, all pertinent Employee information and Plan data in order to review the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Administrator shall communicate annually to the Trustee and to any Investment Manager the Plan's short-term and long-term financial needs so that investment policy can be coordinated with Plan financial requirements.

      13.6 Manner of Action. The decision of a majority of persons acting as Administrator shall control.

      13.7 Authorized Representative. The Administrator may authorize anyone of its members to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Administrator must evidence this authority by an instrument signed by all members and filed with the Trustees.

      13.8 Interested Member. No Administrator may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, unless he is acting alone in the capacity of the Administrator.

      13.9 Annual Statement. As soon as practicable after the Valuation Date of each Plan Year but within the time prescribed by ERISA and the regulations under the Act, the Plan Administrator shall deliver to each Participant (and to each Beneficiary) a statement reflecting his Accrued Benefit in the Plan as of such Valuation Date and such other information the Act required by ERISA to be furnished to the Participant or Beneficiary.

      13.10 Unclaimed Benefit Procedure.

            (a) Neither the Trustees nor the Administrator shall be obliged to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Administrator, by certified or registered mail addressed to his last known address of record with the Administrator or the Employer, shall notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this paragraph.

            (b) If the Participant or Beneficiary fails to claim his benefit or make his whereabouts known in writing to the Administrator within 6 months from the date of mailing of the notice or before this Plan is terminated or discontinued, whichever should first occur, the Administrator shall request a third party of the Administrator's choice to locate such Participant or Beneficiary. If after a 2-year period commencing from the date the Administrator notifies the Trustees that a Participant's Accrued Benefit is to be distributed, a Participant or his Beneficiary fails to claim his benefit, the Administrator may either treat as a Forfeiture, or permanently segregate such benefit for the Participant or Beneficiary in any manner acceptable under ERISA.

            (c) The forfeiture of a Participant's unclaimed benefit shall be subject to the right of the Participant (or, following the Participant's death, the Participant's Beneficiary) at any time to make a claim for such benefit. In the event a Participant or the Participant's Beneficiary claims such forfeited amount, the Employer shall contribute such additional amount to the Plan as is required to make complete distribution to the claimant, but if the Trust is not in existence, the Employer shall pay such amount directly to the claimant.

                                   Article XIV

                             TOP HEAVY REQUIREMENTS

      14.1 General. If this Plan becomes Top Heavy with respect to any Plan Year, the requirements of this Article must be met, notwithstanding any other Plan provision to the contrary. The requirements of this Article will not apply, however, to Participants who have ceased employment with the Employer before the Plan becomes Top Heavy and who have not returned to employment with the Employer in a Top Heavy Year.

      14.2 Minimum Benefits for Top Heavy Plan.

            (a) If the Employer does not maintain any qualified defined contribution plan, and if this Plan becomes Top Heavy, then a minimum Normal Retirement Benefit shall accrue for each Non-Key Employee Participant equal to 2% of his "average annual compensation", multiplied by the number of Years of Participation (not to exceed 10) earned as a Non-Key Employee Participant in Top Heavy Years ("Top Heavy Minimum Benefit"). For purposes of this Paragraph, "average annual compensation" shall be the average of the Participant's "415 Compensation" for such five consecutive Top Heavy Years that produce the highest average. "415 Compensation" shall mean compensation as defined in Treas. Regs. ss.1.415-2(d). The Plan meets this requirement if the Non-Key Employee's Accrued Benefit at the end of the Top Heavy Year is at least equal to the Top Heavy Minimum Benefit.

                  For purposes of this paragraph, a Non-Key Employee Participant includes any Employee eligible to participate in the Plan and entitled to benefit accrual for the Plan Year but who does not participate solely because his Compensation does not exceed a specified level. For purposes of this paragraph, the Participant's Accrued Benefit and Top Heavy Minimum Benefit is expressed as a straight life annuity payable annually beginning at Normal Retirement Age.

                  If, at the end of any Top Heavy Year, a Non-Key Employee Participant's Accrued Benefit is not at least equal to the Top Heavy Minimum Benefit, the Participant shall earn the additional accrual necessary to increase his Accrued Benefit to such Top Heavy Minimum Benefit. The Participant's Accrued Benefit shall never be less than the Top Heavy Minimum Benefit, regardless of whether the Plan is Top Heavy in Plan Years subsequent to a Top Heavy Year.

                  The Employer shall not impute Social Security benefits to determine whether it has satisfied its obligation to provide the Top Heavy Minimum Benefit, nor shall the Plan offset a Participant's Social Security Benefit against his Top Heavy Minimum Benefit.

                  The provisions of this subparagraph (a) shall not apply to any Participant to the extent the Participant is covered under any other defined benefit plan of the Employer and the Employer has provided in such other plan the Top Heavy Minimum Benefit.

                  For Plan Years beginning after December 31, 2001, if this Plan is frozen, for purposes of satisfying the minimum benefit requirements of Code ss.416(c)(1) and the Plan, in determining Years of Service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code ss.410(b)) no Key Employee or former Key Employee.

            (b) If the Employer maintains, in addition to this Plan, any qualified defined contribution plan which is part of a Required or Permissive Aggregation Group, and a Non-Key Employee participates in both plans, the Non-Key Employee shall be entitled to the top heavy minimum benefit under this Plan.

            (c) The minimum benefit provided for a Participant under this paragraph (to the extent such benefit is Vested) shall not be treated as forfeitable solely because the Plan provides (i) that the payment of benefits is suspended for such period as the Employee is employed, subsequent to the commencement of payment of such benefits, or (ii) that, in the case of a Participant who does not have a Vested right to at least 50% of his Accrued Benefit derived from Employer contributions, such Accrued Benefit may be forfeited on account of the withdrawal by the Participant of any amount attributable to the benefit derived from mandatory contributions made by such Participant.

      14.3 Combined Plan Limits in Top Heavy Years.

            (a) If for any Plan Year the Plan is Super Top Heavy, then for purposes of the limitations on contributions and benefits under Code ss.415 as described in Article V, the dollar limitations in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall be multiplied by 100% rather than 125% (as otherwise stated in the definitions of such Fractions in Article II). The foregoing shall not apply in Plan Years beginning after December 31, 1999.

            (b) If reduction of the multiplier in the Defined Benefit and Defined Contribution Plan Fractions from 125% to 100% would cause a Participant to exceed the combined Code ss.415 limitations on contributions and benefits, then the application of the provisions of Paragraph 14.2 shall be suspended as to such Participant until such time as he no longer exceeds the combined Code ss.415 limits. During the period of such suspension, there shall be no Employer contributions allocated to such Participant under this Plan. The foregoing shall not apply in Plan Years beginning after December 31, 1999.

      14.4 Top Heavy Vesting. Notwithstanding anything to the contrary in
Article VII, the following vesting schedule shall apply in any Top Heavy Year for any Participant who is credited with an Hour of Service after the Plan becomes Top Heavy:


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

                      Years of
                  Vesting Service                      Vested Percentage
                  ---------------                      -----------------

                  Less than 3                                  0%

                  3 or more                                  100%

If following a Top Heavy Year this Plan ceases to be Top Heavy, a Participant's Vested percentage of his Accrued Benefit shall be determined under the schedule in Paragraph 7.1, subject to the Participant's right of election under Paragraph
19.3. No change in the Plan's Top Heavy status which alters the Plan's vesting schedule shall reduce a Participant's Vested percentage of his Accrued Benefit as determined immediately prior to the effective date of such change.


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

                                   Article XV

                       QUALIFIED DOMESTIC RELATIONS ORDERS

      15.1 Payment of Benefits to Alternate Payee. Notwithstanding the prohibitions contained in Paragraph 12.3, all or a portion of a Participant's Accrued Benefit shall be paid to one or more Alternate Payees in accordance with the terms of a Qualified Domestic Relations Order entered into on or after January 1, 1985.

      15.2 Determination of Qualified Status.

            (a) Initial Notice. Within 30 days following receipt of any domestic relations order, or within such other time period as may be prescribed by Treasury regulations, the Administrator shall notify the Participant and each Alternate Payee in writing of its receipt and shall provide a copy of the Administrator's procedures as outlined below for determining if such order qualifies as a Qualified Domestic Relations Order.

            (b) Notice of Determination. Within 90 days following the Administrator's initial notice described in subparagraph (a) above, the Administrator shall notify the Participant and each Alternate Payee in writing of its determination whether the proposed order is qualified. If the order is denied qualified status, the Administrator shall list the specific reasons therefor. Whether or not the order is determined to be qualified, the Administrator shall notify the Participant and each Alternate Payee of their right to appeal such determination within 60 days after receipt of the determination, and that failure to appeal such determination in writing within the 60-day period will render such determination final, binding and conclusive. The Administrator's notice shall identify the name of the Administrator and the address to which appeal is to be forwarded.

            (c) Appeal. If a Participant or Alternate Payee should appeal the Administrator's decision, he may submit in writing all pertinent issues and comments and may review pertinent Plan documents. The Administrator shall re-examine all facts related to the appeal and make a final determination as to whether the initial determination is justified under the circumstances. The Administrator shall notify the appellant of the Administrator's decision within such time period as provided in rules adopted by the Administrator.

      15.3 Authorized Representative. An Alternate Payee may designate an authorized representative to receive copies of all notices with respect to the payment of benefits or claim for such payment under a domestic relations order. The Alternate Payee shall notify the Administrator of such designation in writing, which shall be effective upon its receipt by the Administrator.

      15.4 Transition Rule. In the case of a domestic relations order entered into before January 1, 1985, the Administrator shall treat such order as a Qualified Domestic Relations Order if benefits pursuant to such order are in pay status on January 1, 1985. In addition, the Administrator, in its sole discretion, may treat any other order entered into before January 1,

1985 as a Qualified Domestic Relations Order notwithstanding its failure to meet all the requirements for qualification under Code ss.4l4(p).

      15.5 Definitions.

            (a) "Qualified Domestic Relations Order" shall mean a domestic relations order that meets the requirements of Code ss.4l4(p).

            (b) "Domestic relations order" shall mean any judgment, decree or order, including approval of a property settlement agreement, which relates to the provision of child support, alimony payments, or marital property rights of a Spouse, former Spouse, child or other dependent of a Participant, and which is made pursuant to a state domestic relations law (including community property law).

            (c) "Alternate Payee" shall mean a Spouse, former Spouse, child or other dependent of a Participant who is recognized by a domestic relations order as entitled to receive all or a portion of the benefits payable under a qualified plan with respect to the Participant.

      15.6 Method and Timing of Distribution.

            (a) Distribution of benefits to an Alternate Payee specified in a Qualified Domestic Relations Order shall be in any optional form of distribution allowable under this Plan.

            (b) A domestic relations order which requires payment to an Alternate Payee prior to the Participant's "earliest retirement age" as defined in Code ss.4l4(p)(4)(B) shall be allowable under this Plan.


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

                                   Article XVI

                            TRUSTEE POWERS AND DUTIES

      16.1 Acceptance. The Trustees accept the Trust created under the Plan and agree to perform the obligations imposed upon them hereunder. The Trustees shall provide bond for the faithful performance of their duties under the Trust to the extent required by ERISA.

      16.2 Receipt of Contributions. The Trustees shall be accountable to the Employer for the funds contributed to the Trust by the Employer, but shall have no duty to see that the contributions received comply with the provisions of the Plan. The Trustees shall not be obligated to collect any contributions from the Employer, nor be obligated to see that funds deposited in the Trust are deposited according to the provisions of the Plan.

      16.3 Full Investment Powers. The Trustees shall have full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager. The Trustees shall coordinate their investment policy with the financial needs of the Plan as communicated to the Trustees by the Administrator. The Trustees are authorized and empowered, but not by way of limitation, with the following powers, rights and duties with respect to the Trust Fund:

            (a) to invest any or all of the Trust Fund in any common or preferred stocks, bonds (including United States retirement plan bonds), insurance contracts, mortgages, notes or other property of any kind, real or personal, as a prudent man would do under like circumstances with due regard for the purposes of this Plan;

            (b) to retain in cash so much as the Trustees may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash in a bank account without liability for the highest rate of interest available;

            (c) to manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such consideration and on such terms and conditions as the Trustees shall decide;

            (d) to credit and distribute the Trust as directed by the Administrator. The Trustees shall not be obliged to inquire as to whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustees shall be accountable only to the Administrator for any payment or distribution made by it in good faith on the order or direction of the Administrator;

            (e) to borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge;

            (f) to compromise, contest, arbitrate or abandon claims and demands, in their discretion;

            (g) to have all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights;

            (h) to hold any securities or other property in the name of the Trustees or their nominee, or in another form as they may deem best, with or without disclosing the trust relationship;

            (i) to perform any and all other acts in their judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust;

            (j) to retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

            (k) to apply for one or more insurance contracts and to pay to the insurer in accordance with such insurance contract(s) and otherwise to act as contractholder under such insurance contract(s).

            (1) to file all required tax returns; and

            (m) to begin, maintain or defend any litigation necessary in connection with the administration of the Plan.

      16.4 Accounting. Upon request by the Administrator within 60 days after the later of the Anniversary Date or receipt of the Employer's contribution for the Fiscal Year, the Trustees shall furnish to the Employer and Administrator a written statement of account with respect to the Fiscal Year for which such contribution was made, and any prior period for which the Trustees have not provided an accounting, setting forth:

            (a) the net income or loss of the Trust Fund;

            (b) the gains or losses realized by the Trust Fund upon sales or other disposition of the assets;

            (c) the increase or decrease in the value of the Trust Fund;

            (d) all payments and distributions made from the Trust Fund; and

            (e) such further information as the Trustees and/or Administrator deems appropriate. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustees and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within a reasonable period after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of accounting shall be binding as to all matters embraced therein as between the Employer and the Trustees to the same extent as if the account of the Trustee has been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustees, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustees of their right to have the accounts judicially settled if the Trustees so desire.

      16.5 Records and Statements. The Trustees' records shall be open to the inspection of the Administrator and the Employer at all reasonable times and may be audited from time to time by any person(s) as the Administrator may specify in writing. The Trustees shall furnish the Administrator with whatever information relating to the Trust Fund the Administrator considers necessary.

      16.6 Fees and Expenses From Fund. The Trustees shall receive annual compensation as may be agreed upon from time to time between the Employer and the Trustees; however, no person who is receiving full pay from the Employer shall receive compensation for services as Trustee. The Trustees shall pay all expenses reasonably incurred by them in their administration of the Plan from the Trust Fund unless the Employer pays the expenses.

      16.7 Parties to Litigation. Except as otherwise provided by ERISA, only the Employer, the Administrator, and the Trustees shall be necessary parties to any court proceeding involving the Trust or the Trust Fund. No Participant or Beneficiary shall be entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding shall be conclusive upon the Employer, the Administrator, the Trustees, Participants and Beneficiaries.

      16.8 Professional Agents. The Trustees may employ and reasonably compensate from the Trust Fund such agents, attorneys, accountants and other persons to advise the Trustees as in their opinion may be necessary and may act or refrain from acting on such advice. The Trustees may delegate to any person any such power or duty vested in them by the Plan to the extent not prohibited by ERISA.

      16.9 Third Party. No person dealing with the Trustees shall be obligated to see to the proper application of any money paid or property delivered to the Trustees, or to inquire whether the Trustees have acted pursuant to any of the terms of the Plan. Each person dealing with the Trustees may act upon any notice, request or representation in writing by the Trustees, or by the Trustees' duly authorized agent, and shall not be liable to any person whomsoever in so doing. The certificate of the Trustees that they are acting in accordance with the Plan shall be conclusive in favor of any third person relying on the certificate.

      16.10 Resignation, Removal and Appointment of Trustee.

            (a) A Trustee may resign at any time by giving 30 days' written notice in advance to the Employer and to the Administrator.

            (b) The Employer may remove any Trustee upon written notice to such Trustee.

            (c) The Employer may appoint additional or successor Trustees at any time by giving written notice to such persons. Each additional or successor Trustee shall succeed to the title to the Trust by accepting in writing his appointment as Trustee and filing such acceptance with the former Trustee (if any) and the Administrator.

            (d) The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

            (e) A resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by a successor Trustee, shall execute all documents and do all acts necessary to vest title of record in any successor Trustee. Each successor Trustee shall have and enjoy all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. No successor Trustee shall be personally liable for any act or failure to act of any predecessor Trustee. With the approval of the Employer and the Administrator, a successor Trustee may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

      16.11 Limitation of Liability Upon Appointment of Investment Manager. The Trustees shall not be liable for the acts or omissions of any Investment Manager(s) appointed by the Administrator, nor shall the Trustees be under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager.

      16.12 Investment in Pooled Fund. Notwithstanding the provisions of Paragraph 16.3, the Employer specifically authorizes the Trustees to invest all or any portion of the assets comprising the Trust Fund in any common trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code ss.401(a).

      16.13 Protection of Trustee. To the maximum extent not prohibited by law, the Employer shall indemnify and hold harmless the Trustees from any loss, liability or expense (including reasonable attorneys fees) suffered or incurred by the Trustees as a result of any act or omission on the Trustees' part in the performance of their duties hereunder, unless the same results from the Trustees' gross negligence or willful misconduct.

      16.14 Duties Limited. The duties and responsibilities of the Trustees are limited to those specifically stated in this instrument and no other or further duties or responsibilities shall be implied.

      16.15 Notices.

            (a) All notices to the Trustees hereunder shall be mailed or delivered to the Trustees at their last known address.

            (b) The Trustees shall be fully protected in presenting any notice hereunder to an Employer or Administrator by mailing such notice to the Employer, or in care of the Employer, at the last known address provided by such Employer, and in presenting any notice or distributing any benefit hereunder to a Participant by mailing it to such Participant at the latest address, if any, which may have been furnished to the Trustees or by mailing it in care of the Employer, as above provided.

      16.16 Audit. If an audit of the Plan's records shall be required for any Plan Year, the Administrator shall direct the Trustees to engage an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustees a report of his audit setting forth his opinion as to whether each of the following statements, schedules or lists, or any others that are required by ERISA ss.103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

            (a) statement of the assets and liabilities of the Plan;

            (b) statement of changes in net assets available to the Plan;

            (c) statement of receipts and disbursements, a schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

            (d) a list of all leases in default or uncollectible during the Plan Year;

            (e) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which Plan assets are invested.


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

                                  Article XVII

                             VALUATION OF TRUST FUND

      17.1 Valuation of Trust Fund. Each Plan Year, the Trustees shall value the Trust Fund at fair market value as of the close of business on each Valuation Date for the Plan Year. In making such valuation, the Trustees shall deduct all charges, expenses and other liabilities (if any), contingent or otherwise, then chargeable against the Trust Fund, in order to give effect to income realized and expenses paid or incurred, losses sustained and unrealized gains or losses constituting appreciation or depreciation in the value of Trust investments since the last previous valuation. As soon as practicable after such valuation, the Trustees shall deliver in writing to the Administrator and to the Employer a certified valuation of the Trust Fund together with a statement of the amount of net income or loss (including appreciation or depreciation in the value of Trust investments) since the last previous valuation.

      17.2 Method of Valuation. In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value them at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, or if the exchange on which they are traded was not open for business on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                  Article XVIII

                     LIFE INSURANCE CONTRACTS AND COMPANIES

      18.1 Purchase of Life Insurance Contracts for the Benefit of Individual Participants.

            (a) If life insurance coverage is made available on a uniform, non-discriminatory basis to all Participants, then upon written request received from any Participant, the Trustees shall purchase and pay premiums on one or more life insurance policies on the life of a Participant, provided that the face amounts of such Contract(s) covering anyone Participant shall be limited to the greater of:

                  (1) 100 times the Participant's anticipated monthly retirement benefit; or

                  (2) an amount of Ordinary Life Insurance that may be purchased by less than 66% of such Participant's Theoretical Contribution (as hereinafter defined); or

                  (3) an amount of Universal Life Insurance or other Contract(s) that may be purchased by less than 33% of such Participant's Theoretical Contribution; or

                  (4) an amount of insurance which is a combination of Ordinary Life, Universal Life or other life insurance Contracts where the sum of one-half of the Ordinary Life premiums plus all other premiums does not exceed 33% of such Participant's Theoretical Contribution.

Notwithstanding the above, the Trustee may purchase Contracts as described in Code ss.412(i) for each Participant in units of $1,000 face amount for each $10 of anticipated monthly retirement benefit to which the Participant is entitled.

            (b) The Trustees shall, at or before such Participant's retirement, either

                  (1) convert the entire value of such insurance policies into cash or into an annuity contract, which will provide periodic income so that no portion of such value may be used to continue life insurance protection beyond the date of retirement of such Participant, or

                  (2) distribute such insurance policies to such Participant at the time such Participant is entitled to receive benefits under the Plan.

            (c) If the Trustees deem it prudent to purchase a Participant's existing insurance policy either from the Participant directly or from another qualified employee benefit plan, they may do so provided that such purchase be made in compliance with all relevant state and federal requirements.

            (d) All dividends paid on such policies, if any, shall be used to reduce the Employer's contribution for the year in which the dividends are paid. In no event shall any dividends revert to the Employer.

            (e) If a Participant or his designated Beneficiary wishes to purchase an insurance policy from the Trust, the Trustees may transfer such policy in accordance with all relevant state and federal regulations.

      18.2 Purchase of Life Insurance for the Benefit of the Trust. The Trustees may, in their discretion, purchase and pay premiums on one or more life insurance policies on the life of a Participant for the benefit of the Trust rather than the insured Participant, in which event all premiums paid shall be treated as a general expense of the Trust Fund and all proceeds from such insurance shall constitute a general asset of the Trust Fund. The Trustees may purchase a Participant's existing insurance contract subject to compliance with all relevant state and federal requirements.

      18.3 Annuity Purchase Riders. Any insurance policy purchased hereunder may be subject to the terms of an annuity purchase rider, applied for by the Trustees and issued as a part of such policy, pursuant to which the proceeds of such policy may be applied for the purchase of an annuity to provide benefits under the Plan. The annuity referred to in this paragraph shall be paid according to the terms of such policy regardless of the survival of the Participant.

      18.4 Designation of Trust as Owner and Beneficiary. Each application for an insurance policy and the policy itself shall nominate and designate the Trust or the Trustees as sole owner, with the right reserved to said Trustees to exercise any right or option contained therein. All such policies shall be held by the Trustees. The Trust or the Trustees shall be designated in the policies to receive the proceeds maturing by reason of the death of the Participant; however the Trustees shall be required to pay over the proceeds of any contract purchased pursuant to Paragraph 18.1 to the Participant's Beneficiary in accordance with the distribution provisions of this Plan, and under no circumstances shall the Trust retain any part of the proceeds of such contract.

      18.5 Insurance Company Reliance on Trustee's Signature. For the purpose of applying to an insurance company and in the exercise of any right or option contained in any contract, the insurance company may rely upon the signature of anyone Trustee and shall be held harmless and completely discharged in acting at the direction and authorization of such Trustees.

      18.6 Duties of Insurance Company. Each insurance company shall keep such records, make such identification of contracts, funds and accounts within funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.

      18.7 Plan Provisions Control. In the event of any conflict between the terms of the Plan and the provisions of any insurance policy or annuity contract purchased hereunder, the terms of the Plan shall control.

      18.8 Protection of Employer, Plan Administrator and Trustee. Neither the Employer, Administrator nor the Trustees shall be responsible for the validity of any insurance policy nor for the failure on the part of an insurance company to make payments under such insurance policies, nor for the action of any other person which may render a policy null and void or unenforceable in whole or in part.

      18.9 Definitions. For purposes of this Article:

            (a) "Contract" shall mean an ordinary or term life insurance contract, or annuity contract, issued by an insurer.

            (b) "Issuing Company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Plan.

            (c) "Ordinary Life Insurance" contracts shall mean contracts with nondecreasing death benefits and non-increasing premiums.

            (d) "Theoretical Contribution" shall mean the contribution that would be made on behalf of the Participant, using the actuarial assumptions stated in Paragraph 2.3(b) and the individual level premium funding method from the age at which participation commenced to Normal Retirement Age, to fund the Participant's entire retirement benefit without regard to preretirement ancillary benefits.

            (e) "Theoretical Individual Level Premium Reserve" shall mean the reserve that would be available at time of death if for each year of plan participation a contribution had been made on behalf of the Participant in an amount equal to the Theoretical Contribution.

            (f) "Universal Life" contracts are contracts where the premium or death benefit amounts can be adjusted.

                                   Article XIX

                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

      19.1 Exclusive Benefit.

            (a) Except as specifically set forth in this Plan, the Employer shall have no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to the Employer, either directly or indirectly; nor shall any part of the corpus or income of the Trust Fund, or any asset of the Trust, be at any time used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries.

            (b) Any contribution made by the Employer because of a mistake of fact may be returned to the Employer within one year after the contribution was made.

            (c) All Employer contributions are conditioned upon the Plan's initial qualification under the Code. If the Employer receives a final determination that the Plan does not initially qualify, the Plan shall terminate and all Employer contributions shall be returned to the Employer within one year after the date such initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

            (d) All Employer contributions are conditioned upon their deductibility under Code ss.404 for the Employer's fiscal year for which a deduction is claimed, and to the extent the deduction is disallowed, the contributions may be returned to the Employer within one year after the disallowance.

            (e) For purposes of this Article, "contribution" has the same meaning as in ERISA ss.403(c).

      19.2 Amendment. The Employer shall have the right at any time to amend the Plan, subject to the limitations of this paragraph and such prohibitions as may be provided by law or by other terms of this Plan. Any such amendment shall be adopted by formal action of the Employer's Board of Directors and executed by an officer authorized to act on behalf of the Employer, except as otherwise provided herein. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent.

            In addition, subject to the foregoing limitation with respect to the rights, duties and responsibilities of the Trustee or the Administrator, the pension committee of the Employer's Board of Directors shall also have the authority to amend the Plan pursuant to written Plan amendments.

            (a) to comply with changes required by law, or

            (b) to make any other change to the Plan, including any change required as a result of a corporate purchase or sale of stock or assets which involves the transfer of employees and their eligibility, participation or benefits under the Plan;

provided that any such change does not have or create any material financial impact on the Employer and does not have any adverse impact on the rights of Participants. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are part of the Plan and the amendment affects the duties of the Trustee hereunder.

      19.3 Amendment to Vesting Schedule. No amendment shall directly or indirectly reduce a Participant's Vested interest in his Accrued Benefit to the date of the amendment, as computed under the terms of the Plan in effect immediately prior to the date of the amendment. If the vesting schedule of the Plan is amended, each Participant with at least three Years of Service for vesting purposes may elect within the time period described below after the adoption of the amendment to have his Vested percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

            (a) 60 days after the amendment is adopted;

            (b) 60 days after the amendment becomes effective; or

            (c) 60 days after the Participant is issued written notice of the amendment by the Employer or Administrator.

      19.4 Termination. The Employer shall have the right at any time to terminate the Plan by delivering to the Trustees and Administrator written notice of such termination. Upon full or partial termination of this Plan, the Accrued Benefit of each affected Participant, to the extent funded as of the date of such termination, shall become fully Vested. Upon complete termination of the Plan, the Employer, by written notice to the Trustee, and subject to the ensuing Paragraphs of this Article, shall distribute the assets in the Trust Fund in the form of deferred annuities payable at Normal Retirement Date. The Trustee may also distribute benefits in the form of a lump sum, in cash or in kind, as soon as practicable following termination.

      19.5 Allocation of Assets. Upon complete termination of the Plan, the Administrator shall allocate the assets of the Plan among Participants and Beneficiaries in the following order of priority and subject in any event to the provisions of ERISA:

            (a) First, to that portion of each Participant's Accrued Benefit which is derived from his voluntary contributions.

            (b) Equally among individuals in the following two categories:

                  (1) Benefits to retired Participants and their Beneficiaries to whom payment commenced at least 3 years prior to the termination date, based on Plan provisions in


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

effect during the 5-year period ending on such date. The lowest benefit in any pay status during the most recent 3-year period shall be considered the benefit in pay status for such period.

                  (2) Benefits as respects a Participant wherein payment would have commenced at least 3 years prior to the termination date if the Participant had actually retired, based on the lowest benefit determined under the Plan provisions in effect during the 5-year period ending on such date.

            (c) All other benefits guaranteed (insured) under ERISA determined without regard to ss.4022(b)(5) thereof; and additional benefits, if any, under this subparagraph if ERISA Section 4022(b)(6) did not apply.

            (d) All other (uninsured) Vested benefits.

            (e) All other benefits under the Plan.

Any funds remaining after satisfaction of the foregoing shall be returned to the Employer.

      19.6 Limitation of Benefits on Early Termination.

            (a) Upon termination of this Plan, the benefits under the Plan for any Highly Compensated Employee (or any Highly Compensated Employee formerly employed by the Employer) shall be limited to benefits that are nondiscriminatory under Code ss.401(a)(4).

            (b) The following distribution restrictions shall apply only to the 25 highest paid Highly Compensated Employees or formerly employed Highly Compensated Employees taking into account the Employee's highest Compensation in any Plan Year ("Restricted Participants").

                  (1) The payments made to any Restricted Participant from this Plan shall be restricted to an amount equal to the payments that would be made under a single life annuity that is the Actuarial Equivalent of the sum of (A) the Employee's Accrued Benefit and the other benefits he is entitled to under the Plan (other than a social security supplement), plus (B) the amount of the payments that he is actually entitled to receive under a social security supplement (such sum to be hereinafter referred to as the "Restricted Amount").

                  (2) The restriction set forth in (1) above shall not apply if:

                        (A) After payment to a Restricted Participant of his total benefit under the Plan, the value of the remaining Plan's assets is at least 110% of the value of the Plan's current liabilities (as defined in Code ss.412(l)(7)); or

                        (B) The value of all benefits payable to a Restricted Participant is less than 1% of the value of the Plan's current liabilities (as defined in Code ss.412(l)(7)) before distribution; or


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

                        (C) The lump sum Actuarial Equivalent of all benefits payable to the Restricted Participant is less than $5,000; or

                        (D) The Participant agrees in writing with the Plan Administrator to return to the Plan all amounts necessary for the distribution of assets upon Plan termination to meet the requirements of Code ss.401(a)(4) and to secure such obligation by agreeing either (A) to promptly deposit in escrow with an acceptable depository property having a fair market value of at least 125% of the Restricted Amount, or (B) to post a bond or arrange a bank letter of credit, in either case acceptable to the Plan Administrator, in an amount equal to at least 100% of the Restricted Amount. The escrow account shall at no time have a value less than 125% of the Restricted Amount.

            (c) If an escrow is arranged by the Participant, the following shall apply:

                  (1) The Participant may withdraw amounts in the escrow account in excess of 125% of the Restricted Amount at any time;

                  (2) If the value of the escrow account falls below 110% of the Restricted Amount, the Participant shall deposit additional property into the escrow account to increase the value to 125% of the Restricted Amount;

                  (3) The depository may release all property from the escrow account only if the Plan Administrator certifies to the depository that the Participant (or his estate) is no longer obligated to repay the Restricted Amount, which certification shall be made only if at any time after distribution the conditions set forth in either subparagraphs (b)(2)(A) or (b)(2)(B) are met.

      19.7 Merger or Consolidation. This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to, any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if this Plan had terminated immediately before the transfer, merger or consolidation.

      19.8 Transfer to Qualified Plan. The Administrator may direct the Trustee to transfer all or any part of a Participant's Accrued Benefit to the trustee of any other plan that purportedly meets the qualification requirements of Code ss.401(a), provided, however, that such transfer would not disqualify this Plan under Code ss.401(a). The Trustee may require a certification from the trustee of such other plan as to the qualified status of such plan under Code ss.401(a) prior to making such transfer.


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

                                   Article XX

                          VETERANS' REEMPLOYMENT RIGHTS

      20.1 Veterans' Reemployment Rights. Notwithstanding any other provision of this Plan and in accordance with the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), this Article shall apply to Participants reemployed on or after December 12, 1994, after a Qualified Leave.

      20.2 Service Credit.

            (a) Participant's Qualified Leave shall not be considered as a Break in Service, but shall be deemed to constitute continuous Service with the Employer for purposes of determining such Participant's Accrued Benefit under this Plan and his Vested interest therein.

            (b) All rights to additional Service credit under this Article shall accrue only upon a Participant's timely reemployment in accordance with this Article; however, a Participant's Vested interest in his Accrued Benefit earned prior to entering a Uniformed Service shall not be reduced regardless of the date such Participant actually returns to Service with the Employer.

      20.3 Compensation. For purposes of determining the benefits to which a Participant may be entitled under this Article, a Participant shall be deemed to have received Compensation from the Employer during his Qualified Leave, of an amount based on the rate of pay such Participant would have received from the Employer but for the Qualified Leave. If such Participant's pre-Qualified Leave Compensation was not based on a fixed rate, the calculation will be based on such Participant's average rate of pay during the 12-month period immediately preceding the Qualified Leave or, if shorter, the Participant's period of employment immediately preceding the Qualified Leave.

      20.4 Qualified Leave. A Participant's absence from employment with the Employer shall be a "Qualified Leave" for the purposes of this Article if all of the following conditions are met:

            (a) Notice. The Participant (or an appropriate officer of the Uniformed Service in which services are to be performed) gives written or verbal notice to the Employer of such Participant's service in one of the Uniformed Services in advance of the Participant's departure for such service.

            (b) Cumulative Length of Absence. The cumulative length of the Participant's absence from employment with the Employer by reason of such Participant's service in one of the Uniformed Services, when combined with all previous absences from service with the Employer by reason of service in the Uniformed Services, does not exceed 5 years.


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

      (c) Uniformed Service. The Participant's absence from employment with the Employer is due to the Participant's service in one of the following "Uniformed Services" of the United States: the Army, Navy, Marine Corps, Air Force, Coast Guard, Army Reserve, Naval Reserve, Marines Corps Reserve, Air Force Reserve, Coast Guard Reserve, Army National Guard, Air National Guard, commissioned corps of the Public Health Service, or any other category designated as a uniformed service by the President of the United States during a time of war or national emergency.

      (d) Reemployment. The Participant, upon completion of a period of service in one of the Uniformed Services, notifies the Employer of the Participant's intention to return to employment with the Employer by reporting to or submitting an application for reemployment to the Employer within the following time periods:

            (1) if the period of service in the Uniformed Services is less than 31 days, or a period of any length for the purposes of an examination to determine the Participant's fitness to perform service in the Uniformed Services, the Participant reports to the Employer not later than the beginning of the first full regularly scheduled work period in the first full calendar day following the completion of the period of service and the expiration of 8 hours after a period allowing for the safe transportation of the Participant from the place of that service to the Participant's residence; or if reporting within the period referred to above is impossible or unreasonable through no fault of the Participant, as soon as possible after the expiration of the 8-hour period referred to above;

            (2) if the period of service in the Uniformed Services is more than 30 days but less than 181 days the Participant submits an application for reemployment not later than 14 days after the completion of the period of such service, or if submitting such application within such time period is impossible or unreasonable through no fault of the Participant, the next first full calendar day when submission of such application becomes possible;

            (3) if the period of service in the Uniformed Services is more than 180 days the Participant submits an application for reemployment not later than 90 days after the completion of the period of such service;

            (4) a Participant who is hospitalized for, or convalescing from, an illness or injury incurred in, or aggravated during, the performance of service in the Uniformed Services shall, at the end of the period that is necessary for the person to recover from such illness or injury, report to (in the case of a Participant described in subparagraph (1) above) or submit an application for reemployment (in the case of a Participant described in subparagraph (2) or (3) above) with the Employer. Such period of recovery may not exceed 2 years, although such period shall be extended by the minimum time required to accommodate the circumstances beyond such Participant's control which make reporting within the period specified in subparagraph (1) impossible or unreasonable.

      (e) Less Than Honorable Discharge. Notwithstanding the above, a Participant shall not be entitled to the benefits of this Article if such Participant's service in the Uniformed Services terminates upon any of the following events:


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

                  (1) a separation of the Participant from such Uniformed Service with a dishonorable or bad conduct discharge;

                  (2) a separation of such Participant from such Uniformed Service under other than honorable conditions; or

                  (3) a dismissal or dropping from the rolls of any Uniformed Service of such Participant, in accordance with 10 U.S.C. 1161(a) or (b).

                                   Article XXI

                             PARTICIPATING EMPLOYERS

      21.1 Adoption by Other Entities. Anything contained herein to the contrary notwithstanding, with the consent of the Employer, any corporation, partnership or sole proprietorship, whether an Affiliated Company or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such other entity.

      21.2 Requirements of Participating Employers.

            (a) Each Participating Employer shall be required to use the same Trustee as provided in this Plan.

            (b) The Trustee shall commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

            (c) The transfer of any Participant from or to a company participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and the Participant's interest in his Accrued Benefit as well as his accumulated service time with the transferor or predecessor and his length of participation in the Plan, shall continue to his credit.

      21.3 Designation of Agent. Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the signatory Employer to this Plan document as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

      21.4 Employee Transfers. It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

      21.5 Amendment and Termination. Amendment or termination of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

      21.6 Discontinuance of Participation. Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

      21.7 Administrator's Authority. The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.


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

                                  Article XXII

                                  MISCELLANEOUS

      22.1 Evidence. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance thereof may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Administrator and the Trustees shall be fully protected in acting and relying upon any evidence described under this paragraph.

      22.2 Named Fiduciaries and Allocation of Responsibility. The "named fiduciaries" of this Plan are the Employer, the Administrator, the Trustees and any Investment Manager appointed hereunder. The named fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan. Each named fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan, authorizing or providing for such direction, information or action. Further, each named fiduciary may rely upon such direction, information or action of another named fiduciary as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any such direction, information or action. It is intended that each named fiduciary shall be responsible only for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan. Any person or group may serve in more than one fiduciary capacity.

      22.3 Limited Responsibilities. The Trustees and the Administrator shall not have any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, nor for the failure of the Employer to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, nor shall the Trustee or the Plan Administrator be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution. The Trustees and the Administrator shall not have any obligation to inquire into or be responsible for any action or failure to act on the part of the others.

      22.4 Fiduciaries Not Insurers. The Trustees, the Administrator and the Employer do not guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may become due to any person from the Trust Fund. The liability of the Administrator and the Trustees to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

      22.5 Waiver of Notice. Any person entitled to notice under the Plan may waive the notice.

      22.6 Successors. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustees, the Administrator and their successors.


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

      22.7 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as the singular and the singular as the plural.

      22.8 Status of Employment Relations. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract between the Employer and its Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed (a) to give to any Employee the right to be retained in the employ of the Employer; (b) to affect the right of the Employer to discipline or discharge any Employee at any time; (c) to give the Employer the right to require any Employee to remain in its employ; or (d) to affect any Employee's right to terminate his employment at any time.

      22.9 Interpretation of the Plan and Trust. It is the intention of the Employer that this Plan and Trust shall comply with the provisions of Code ss.ss.401 and 501, the requirements of ERISA, and the corresponding provisions of any subsequent laws. The provisions of this Plan and Trust shall be construed to effectuate such intention.

      22.10 Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of the State of New York, except to the extent superseded by federal law.

      IN WITNESS WHEREOF, the Employer and the Trustees named herein have executed this Plan and Trust Agreement this 30th day of December, 2004.

                                        The Employer:

                                        COMMUNITY BANK SYSTEM, INC.


                                        By: /s/ Sanford A. Belden
                                           ----------------------------------
                                           President and CEO

                                        The Trustee:


                                        By: /s/ Mark E. Tryniski
                                           ----------------------------------
                                           Executive Vice President and COO

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

                           COMMUNITY BANK SYSTEM, INC.
                                  PENSION PLAN

                                TABLE OF CONTENTS

Article I      HISTORY AND PURPOSE OF PLAN ...............................    1

Article II     DEFINITIONS ...............................................    2

Article III    ELIGIBILITY REQUIREMENTS ..................................   17

Article IV     CREDITED SERVICE FOR BENEFIT ACCRUAL ......................   23

Article V      RETIREMENT BENEFITS .......................................   25

Article VI     DEATH BENEFITS ............................................   35

Article VII    EMPLOYMENT TERMINATION BENEFITS ...........................   41

Article VIII   LIMITATION OF BENEFITS ....................................   45

Article IX     PAYMENT OF BENEFITS .......................................   49

Article X      CONTRIBUTIONS .............................................   58

Article XI     EMPLOYER ADMINISTRATIVE PROVISIONS ........................   59

Article XII    PARTICIPANT ADMINISTRATIVE PROVISIONS .....................   60

Article XIII   ADMINISTRATION ............................................   63

Article XIV    TOP HEAVY REQUIREMENTS ....................................   66

Article XV     QUALIFIED DOMESTIC RELATIONS ORDERS .......................   69

Article XVI    TRUSTEE POWERS AND DUTIES .................................   71

Article XVII   VALUATION OF TRUST FUND ...................................   76

Article XVIII  LIFE INSURANCE CONTRACTS AND COMPANIES ....................   77

Article XIX    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION .................   80

Article XX     VETERANS' REEMPLOYMENT RIGHTS .............................   84

Article XXI    PARTICIPATING EMPLOYERS ...................................   87

Article XXII   MISCELLANEOUS .............................................   89


                                       ii